Exhibit 10.5

HUBSPOT, INC.
2014 STOCK OPTION AND INCENTIVE PLAN

1.
GENERAL PURPOSE OF THE PLAN; DEFINITIONS

The name of the plan is the HubSpot, Inc. 2014 Stock Option and Incentive Plan (the “Plan”). The purpose of the Plan is to encourage and enable the officers, employees, Non-Employee Directors and Consultants of HubSpot, Inc. (the “Company”) and its Subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its businesses to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company and its stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.

The following terms shall be defined as set forth below:

“Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

“Administrator” means either the Board or the compensation committee of the Board or a similar committee performing the functions of the compensation committee and which is comprised of not less than two Non‑Employee Directors who are independent.

“Award” or “Awards,” except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Units, Restricted Stock Awards, Unrestricted Stock Awards, Cash-Based Awards, Performance Share Awards and Dividend Equivalent Rights.

“Award Certificate” means a written or electronic document setting forth the terms and provisions applicable to an Award granted under the Plan. Each Award Certificate is subject to the terms and conditions of the Plan.

“Board” means the Board of Directors of the Company.

“Cash-Based Award” means an Award entitling the recipient to receive a cash-denominated payment.

“Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

“Consultant” means any natural person that provides bona fide services to the Company, and such services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.

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“Covered Employee” means an employee who is a “Covered Employee” within the meaning of Section 162(m) of the Code.

“Dividend Equivalent Right” means an Award entitling the grantee to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares had been issued to and held by the grantee.

“Effective Date” means the date on which the Plan is approved by stockholders as set forth in Section 21.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

“Fair Market Value” of the Stock on any given date means the fair market value of the Stock determined in good faith by the Administrator; provided, however, that if the Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), NASDAQ Global Market or another national securities exchange, the determination shall be made by reference to the closing price. If there is no closing price for such date, the determination shall be made by reference to the last date preceding such date for which there was a closing price; provided further, however, that if the date for which Fair Market Value is determined is the first day when trading prices for the Stock are reported on a national securities exchange, the Fair Market Value shall be the “Price to the Public” (or equivalent) set forth on the cover page for the final prospectus relating to the Company’s Initial Public Offering.

“Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.

“Initial Public Offering” means the consummation of the first underwritten, firm commitment public offering pursuant to an effective registration statement under the Act covering the offer and sale by the Company of its equity securities, or such other event as a result of or following which the Stock shall be publicly held.

“Non-Employee Director” means a member of the Board who is not also an employee of the Company or any Subsidiary.

“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

“Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5.

“Performance-Based Award” means any Restricted Stock Award, Restricted Stock Units, Performance Share Award or Cash-Based Award granted to a Covered Employee that is intended to qualify as “performance-based compensation” under Section 162(m) of the Code and the regulations promulgated thereunder.

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“Performance Criteria” means the criteria that the Administrator selects for purposes of establishing the Performance Goal or Performance Goals for an individual for a Performance Cycle. The Performance Criteria (which shall be applicable to the organizational level specified by the Administrator, including, but not limited to, the Company or a unit, division, group, or Subsidiary of the Company) that will be used to establish Performance Goals are limited to the following: total shareholder return, earnings before interest, taxes, depreciation and amortization, net income (loss) (either before or after interest, taxes, depreciation and/or amortization), changes in the market price of the Stock, economic value-added, funds from operations or similar measure, sales or revenue, acquisitions or strategic transactions, operating income (loss), cash flow (including, but not limited to, operating cash flow and free cash flow), return on capital, assets, equity, or investment, return on sales, gross or net profit levels, productivity, expense, margins, operating efficiency, customer satisfaction, working capital, earnings (loss) per share of Stock, sales or market shares and number of customers, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. The Administrator may appropriately adjust any evaluation performance under a Performance Criterion to exclude any of the following events that occurs during a Performance Cycle: (i) asset write-downs or impairments, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reporting results, (iv) accruals for reorganizations and restructuring programs. (v) any extraordinary non-recurring items, including those described in the Financial Accounting Standards Board’s authoritative guidance and/or in management’s discussion and analysis of financial condition of operations appearing the Company’s annual report to stockholders for the applicable year, and (vi) any other extraordinary items adjusted from the Company U.S. GAAP results.

“Performance Cycle” means one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more Performance Criteria will be measured for the purpose of determining a grantee’s right to and the payment of a Restricted Stock Award, Restricted Stock Units, Performance Share Award or Cash-Based Award, the vesting and/or payment of which is subject to the attainment of one or more Performance Goals. Each such period shall not be less than 12 months.

“Performance Goals” means, for a Performance Cycle, the specific goals established in writing by the Administrator for a Performance Cycle based upon the Performance Criteria.

“Performance Share Award” means an Award entitling the recipient to acquire shares of Stock upon the attainment of specified Performance Goals.

“Restricted Shares” means the shares of Stock underlying a Restricted Stock Award that remain subject to a risk of forfeiture or the Company’s right of repurchase.

“Restricted Stock Award” means an Award of Restricted Shares subject to such restrictions and conditions as the Administrator may determine at the time of grant.

“Restricted Stock Units” means an Award of stock units subject to such restrictions and conditions as the Administrator may determine at the time of grant.

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“Sale Event” shall mean (i) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (ii) a merger, reorganization or consolidation pursuant to which the holders of the Company’s outstanding voting power and outstanding stock immediately prior to such transaction do not own a majority of the outstanding voting power and outstanding stock or other equity interests of the resulting or successor entity (or its ultimate parent, if applicable) immediately upon completion of such transaction, (iii) the sale of all of the Stock of the Company to an unrelated person, entity or group thereof acting in concert, or (iv) any other transaction in which the owners of the Company’s outstanding voting power immediately prior to such transaction do not own at least a majority of the outstanding voting power of the Company or any successor entity immediately upon completion of the transaction other than as a result of the acquisition of securities directly from the Company.

“Sale Price” means the value as determined by the Administrator of the consideration payable, or otherwise to be received by stockholders, per share of Stock pursuant to a Sale Event.

“Section 409A” means Section 409A of the Code and the regulations and other guidance promulgated thereunder.

“Stock” means the Common Stock, par value $0.001 per share, of the Company, subject to adjustments pursuant to Section 3.

“Stock Appreciation Right” means an Award entitling the recipient to receive shares of Stock having a value equal to the excess of the Fair Market Value of the Stock on the date of exercise over the exercise price of the Stock Appreciation Right multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised.

“Subsidiary” means any corporation or other entity (other than the Company) in which the Company has at least a 50 percent interest, either directly or indirectly.

“Ten Percent Owner” means an employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation.

“Unrestricted Stock Award” means an Award of shares of Stock free of any restrictions.

2.
ADMINISTRATION OF PLAN; ADMINISTRATOR AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS
a.
Administration of Plan. The Plan shall be administered by the Administrator.
b.
Powers of Administrator. The Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

to select the individuals to whom Awards may from time to time be granted;

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to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Unrestricted Stock Awards, Cash-Based Awards, Performance Share Awards and Dividend Equivalent Rights, or any combination of the foregoing, granted to any one or more grantees;

to determine the number of shares of Stock to be covered by any Award;

to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the forms of Award Certificates;

to accelerate at any time the exercisability or vesting of all or any portion of any Award in circumstances involving the grantee’s death, disability, retirement, or a change in control (including a Sale Event);

subject to the provisions of Section 5(b), to extend at any time the period in which Stock Options may be exercised; and

at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

All decisions and interpretations of the Administrator shall be binding on all persons, including the Company and Plan grantees.

c.
Delegation of Authority to Grant Options and Restricted Stock Units. Subject to applicable law, the Administrator, in its discretion, may delegate to the Chief Executive Officer or the Chief Financial Officer of the Company all or part of the Administrator’s authority and duties with respect to the granting of Options and Restricted Stock Units to individuals who are (i) not subject to the reporting and other provisions of Section 16 of the Exchange Act and (ii) not Covered Employees. Any such delegation by the Administrator shall include a limitation as to the amount of Options and Restricted Stock Units that may be granted during the period of the delegation and shall contain guidelines as to the determination of the exercise price and the vesting criteria. The Administrator may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Administrator’s delegate or delegates that were consistent with the terms of the Plan.
d.
Award Certificate. Awards under the Plan shall be evidenced by Award Certificates that set forth the terms, conditions and limitations for each Award which may include, without limitation, the term of an Award and the provisions applicable in the event employment or service terminates.

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e.
Indemnification. Neither the Board nor the Administrator, nor any member of either or any delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Administrator (and any delegate thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under the Company’s articles or bylaws or any directors’ and officers’ liability insurance coverage which may be in effect from time to time and/or any indemnification agreement between such individual and the Company.
f.
Foreign Award Recipients. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Subsidiaries operate or have employees or other individuals eligible for Awards, the Administrator, in its sole discretion, shall have the power and authority to: (i) determine which Subsidiaries shall be covered by the Plan; (ii) determine which individuals outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to individuals outside the United States to comply with applicable foreign laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent the Administrator determines such actions to be necessary or advisable (and such subplans and/or modifications shall be attached to this Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Section 3(a) hereof; and (v) take any action, before or after an Award is made, that the Administrator determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals. Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act or any other applicable United States securities law, the Code, or any other applicable United States governing statute or law.
3.
STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION
a.
Stock Issuable. The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 1,973,551 shares (the “Initial Limit”), subject to adjustment as provided in Section 3(c), plus on January 1, 2015 and each January 1 thereafter, the number of shares of Stock reserved and available for issuance under the Plan shall be cumulatively increased by 5 percent of the number of shares of Stock issued and outstanding on the immediately preceding December 31 or such lesser number of shares of Stock as determined by the Administrator (the “Annual Increase”). Subject to such overall limitation, the maximum aggregate number of shares of Stock that may be issued in the form of Incentive Stock Options shall not exceed the Initial Limit cumulatively increased on January 1, 2015 and on each January 1 thereafter by the lesser of the Annual Increase for such year or 1,000,000 shares of Stock, subject in all cases to adjustment as provided in Section 3(c). The shares of Stock underlying any Awards under the Plan and under the Company’s 2007 Equity Incentive Plan that are forfeited, canceled, held back upon exercise of an Option or settlement of an Award to cover the exercise price or tax withholding, reacquired by the Company prior to vesting, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan. In the event the Company repurchases shares of Stock on the open market, such shares shall not be added to the shares of Stock

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available for issuance under the Plan. Subject to such overall limitations, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award; provided, however, that Stock Options or Stock Appreciation Rights with respect to no more than 1,000,000 shares of Stock may be granted to any one individual grantee during any one calendar year period. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company.
b.
[Reserved.]
c.
Changes in Stock. Subject to Section 3(d) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company’s capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger or consolidation, sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for securities of the Company or any successor entity (or a parent or subsidiary thereof), the Administrator shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, including the maximum number of shares that may be issued in the form of Incentive Stock Options, (ii) the number of Stock Options or Stock Appreciation Rights that can be granted to any one individual grantee and the maximum number of shares that may be granted under a Performance-Based Award, (iii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, (iv) the repurchase price, if any, per share subject to each outstanding Restricted Stock Award, and (v) the exercise price for each share subject to any then outstanding Stock Options and Stock Appreciation Rights under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options and Stock Appreciation Rights) as to which such Stock Options and Stock Appreciation Rights remain exercisable. The Administrator shall also make equitable or proportionate adjustments in the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration cash dividends paid other than in the ordinary course or any other extraordinary corporate event. The adjustment by the Administrator shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.
d.
Mergers and Other Transactions. In the case of and subject to the consummation of a Sale Event, the parties thereto may cause the assumption or continuation of Awards theretofore granted by the successor entity, or the substitution of such Awards with new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree. To the extent the parties to such Sale Event do not provide for the assumption, continuation or substitution of Awards, upon the effective time of the Sale Event, the Plan and all outstanding Awards granted hereunder shall terminate. In such case except as may be otherwise provided in the relevant Award Certificate, all Options and Stock Appreciation Rights that are not exercisable immediately prior to the effective time of the Sale Event shall become fully exercisable as of the effective time of the Sale Event, all other Awards with time-based vesting,

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conditions or restrictions shall become fully vested and nonforfeitable as of the effective time of the Sale Event and all Awards with conditions and restrictions relating to the attainment of performance goals may become vested and nonforfeitable in connection with a Sale Event in the Administrator’s discretion or to the extent specified in the relevant Award Certificate. In the event of such termination, (i) the Company shall have the option (in its sole discretion) to make or provide for a cash payment to the grantees holding Options and Stock Appreciation Rights, in exchange for the cancellation thereof, in an amount equal to the difference between (A) the Sale Price multiplied by the number of shares of Stock subject to outstanding Options and Stock Appreciation Rights (to the extent then exercisable at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding Options and Stock Appreciation Rights; or (ii) each grantee shall be permitted, within a specified period of time prior to the consummation of the Sale Event as determined by the Administrator, to exercise all outstanding Options and Stock Appreciation Rights (to the extent then exercisable) held by such grantee.
e.
Substitute Awards. The Administrator may grant Awards under the Plan in substitution for stock and stock based awards held by employees, directors or other key persons of another corporation in connection with the merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation. The Administrator may direct that the substitute awards be granted on such terms and conditions as the Administrator considers appropriate in the circumstances. Any substitute Awards granted under the Plan shall not count against the share limitation set forth in Section 3(a).
4.
ELIGIBILITY

Grantees under the Plan will be such full or part-time officers and other employees, Non-Employee Directors and Consultants of the Company and its Subsidiaries as are selected from time to time by the Administrator in its sole discretion.

5.
STOCK OPTIONS
a.
Award of Stock Options. The Administrator may grant Stock Options under the Plan. Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve.

Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a “subsidiary corporation” within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.

Stock Options granted pursuant to this Section 5 shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable. If the Administrator so determines, Stock Options may be granted in lieu of cash compensation at the optionee’s election, subject to such terms and conditions as the Administrator may establish.

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b.
Exercise Price. The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5 shall be determined by the Administrator at the time of grant but shall not be less than 100 percent of the Fair Market Value on the date of grant. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the option price of such Incentive Stock Option shall be not less than 110 percent of the Fair Market Value on the grant date.
c.
Option Term. The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten years after the date the Stock Option is granted. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the term of such Stock Option shall be no more than five years from the date of grant.
d.
Exercisability; Rights of a Stockholder. Stock Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator at or after the grant date. The Administrator may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.
e.
Method of Exercise. Stock Options may be exercised in whole or in part, by giving written or electronic notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods except to the extent otherwise provided in the Option Award Certificate:

In cash, by certified or bank check or other instrument acceptable to the Administrator;

Through the delivery (or attestation to the ownership following such procedures as the Company may prescribe) of shares of Stock that are not then subject to restrictions under any Company plan. Such surrendered shares shall be valued at Fair Market Value on the exercise date;

By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Company shall prescribe as a condition of such payment procedure; or

With respect to Stock Options that are not Incentive Stock Options, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price.

Payment instruments will be received subject to collection. The transfer to the optionee on the records of the Company or of the transfer agent of the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Option Award Certificate or applicable provisions of laws (including the satisfaction of any withholding taxes that the Company is obligated to withhold with respect to

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the optionee). In the event an optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of attested shares. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Stock Options, such as a system using an internet website or interactive voice response, then the paperless exercise of Stock Options may be permitted through the use of such an automated system.

f.
Annual Limit on Incentive Stock Options. To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.
6.
STOCK APPRECIATION RIGHTS
a.
Award of Stock Appreciation Rights. The Administrator may grant Stock Appreciation Rights under the Plan. A Stock Appreciation right is an award entitling the recipient to receive shares of Stock having a value equal to the excess of the Fair Market Value of a share of Stock on the date of exercise over the exercise price of the Stock Appreciation Right multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised.
b.
Exercise Price of Stock Appreciation Rights. The exercise price of a Stock Appreciation Right shall not be less than 100 percent of the Fair Market Value of the Stock on the date of grant.
c.
Grant and Exercise of Stock Appreciation Rights. Stock Appreciation Rights may be granted by the Administrator independently of any Stock Option granted pursuant to Section 5 of the Plan.
d.
Terms and Conditions of Stock Appreciation Rights. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined from time to time by the Administrator. The term of a Stock Appreciation Right may not exceed ten years.
7.
RESTRICTED STOCK AWARDS
a.
Nature of Restricted Stock Awards. The Administrator may grant Restricted Stock awards under the Plan. A Restricted Stock Award is any Award of Restricted Shares subject to such restrictions and conditions as the Administrator may determine at the time of grant. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The terms and conditions of each such Award Certificate shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees.

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b.
Rights as a Stockholder. Upon the grant of the Restricted Stock Award and payment of any applicable purchase price, a grantee shall have the rights of a stockholder with respect to the voting of the Restricted Shares and receipt of dividends; provided that if the lapse of restrictions with respect to the Restricted Stock Award is tied to the attainment of performance goals, any dividends paid by the Company during the performance period shall accrue and shall not be paid to the grantee until and to the extent the performance goals are met with respect to the Restricted Stock Award. Unless the Administrator shall otherwise determine, (i) uncertificated Restricted Shares shall be accompanied by a notation on the records of the Company or the transfer agent to the effect that they are subject to forfeiture until such Restricted Shares are vested as provided in Section 7(d) below, and (ii) certificated Restricted Shares shall remain in the possession of the Company until such Restricted Shares are vested as provided in Section 7(d) below, and the grantee shall be required, as a condition of the grant, to deliver to the Company such instruments of transfer as the Administrator may prescribe.
c.
Restrictions. Restricted Shares may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award Certificate. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 18 below, in writing after the Award is issued, if a grantee’s employment (or other service relationship) with the Company and its Subsidiaries terminates for any reason, any Restricted Shares that have not vested at the time of termination shall automatically and without any requirement of notice to such grantee from or other action by or on behalf of, the Company be deemed to have been reacquired by the Company at its original purchase price (if any) from such grantee or such grantee’s legal representative simultaneously with such termination of employment (or other service relationship), and thereafter shall cease to represent any ownership of the Company by the grantee or rights of the grantee as a stockholder. Following such deemed reacquisition of Restricted Shares that are represented by physical certificates, a grantee shall surrender such certificates to the Company upon request without consideration.
d.
Vesting of Restricted Shares. The Administrator at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Shares and the Company’s right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed “vested.” Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 18 below, in writing after the Award is issued, a grantee’s rights in any Restricted Shares that have not vested shall automatically terminate upon the grantee’s termination of employment (or other service relationship) with the Company and its Subsidiaries and such shares shall be subject to the provisions of Section 7(c) above.

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8.
RESTRICTED STOCK UNITS
a.
Nature of Restricted Stock Units. The Administrator may grant Restricted Stock Units under the Plan. A Restricted Stock Unit is an Award of stock units that may be settled in shares of Stock upon the satisfaction of such restrictions and conditions at the time of grant. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The terms and conditions of each such Award Certificate shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees. Except in the case of Restricted Stock Units with a deferred settlement date that complies with Section 409A, at the end of the vesting period, vested Restricted Stock Units shall be settled in the form of shares of Stock. Restricted Stock Units with deferred settlement dates are subject to Section 409A, and shall contain such additional terms and conditions as the Administrator shall determine in its sole discretion in order to comply with the requirements of Section 409A.
b.
Election to Receive Restricted Stock Units in Lieu of Compensation. The Administrator may, in its sole discretion, permit a grantee to elect to receive a portion of future cash compensation otherwise due to such grantee in the form of an award of Restricted Stock Units. Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Administrator and in accordance with Section 409A and such other rules and procedures established by the Administrator. Any such future cash compensation that the grantee elects to defer shall be converted to a fixed number of Restricted Stock Units based on the Fair Market Value of Stock on the date the compensation would otherwise have been paid to the grantee if such payment had not been deferred as provided herein. The Administrator shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Administrator deems appropriate. Any Restricted Stock Units that are elected to be received in lieu of cash compensation shall be fully vested, unless otherwise provided in the Award Certificate.
c.
Rights as a Stockholder. A grantee shall have the rights as a stockholder only as to shares of Stock acquired by the grantee upon settlement of Restricted Stock Units; provided, however, that the grantee may be credited with Dividend Equivalent Rights with respect to the stock units underlying his Restricted Stock Units, subject to the provisions of Section 11 and such terms and conditions as the Administrator may determine.
d.
Termination. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 18 below, in writing after the Award is issued, a grantee’s right in all Restricted Stock Units that have not vested shall automatically terminate upon the grantee’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

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9.
UNRESTRICTED STOCK AWARDS

Grant or Sale of Unrestricted Stock. The Administrator may grant (or sell at par value or such higher purchase price determined by the Administrator) an Unrestricted Stock Award under the Plan. An Unrestricted Stock Award is an Award pursuant to which the grantee may receive shares of Stock free of any restrictions under the Plan. Unrestricted Stock Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee.

10.
CASH-BASED AWARDS

Grant of Cash-Based Awards. The Administrator may grant Cash-Based Awards under the Plan. A Cash-Based Award is an award that entitles the grantee to a payment in cash upon the attainment of specified Performance Goals. The Administrator shall determine the maximum duration of the Cash-Based Award, the amount of cash to which the Cash-Based Award pertains, the conditions upon which the Cash-Based Award shall become vested or payable, and such other provisions as the Administrator shall determine. Each Cash-Based Award shall specify a cash-denominated payment amount, formula or payment ranges as determined by the Administrator. Payment, if any, with respect to a Cash-Based Award shall be made in accordance with the terms of the Award and may be made in cash.

11.
PERFORMANCE SHARE AWARDS
a.
Nature of Performance Share Awards. The Administrator may grant Performance Share Awards under the Plan. A Performance Share Award is an Award entitling the grantee to receive shares of stock upon the attainment of performance goals. The Administrator shall determine whether and to whom Performance Share Awards shall be granted, the Performance Goals, the periods during which performance is to be measured, which may not be less than one year except in the case of a Sale Event, and such other limitations and conditions as the Administrator shall determine.
b.
Rights as a Stockholder. A grantee receiving a Performance Share Award shall have the rights of a stockholder only as to shares of Stock actually received by the grantee under the Plan and not with respect to shares subject to the Award but not actually received by the grantee. A grantee shall be entitled to receive shares of Stock under a Performance Share Award only upon satisfaction of all conditions specified in the Performance Share Award Certificate (or in a performance plan adopted by the Administrator).
c.
Termination. Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 18 below, in writing after the Award is issued, a grantee’s rights in all Performance Share Awards shall automatically terminate upon the grantee’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

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12.
PERFORMANCE-BASED AWARDS TO COVERED EMPLOYEES
a.
Performance-Based Awards. The Administrator may grant one or more Performance-Based Awards in the form of a Restricted Stock Award, Restricted Stock Units, Performance Share Awards or Cash-Based Award payable upon the attainment of Performance Goals that are established by the Administrator and relate to one or more of the Performance Criteria, in each case on a specified date or dates or over any period or periods determined by the Administrator. The Administrator shall define in an objective fashion the manner of calculating the Performance Criteria it selects to use for any Performance Cycle. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, or an individual. Each Performance-Based Award shall comply with the provisions set forth below.
b.
Grant of Performance-Based Awards. With respect to each Performance-Based Award granted to a Covered Employee (or any other eligible individual that the Administrator determines is reasonably likely to become a Covered Employee), the Administrator shall select, within the first 90 days of a Performance Cycle (or, if shorter, within the maximum period allowed under Section 162(m) of the Code) the Performance Criteria for such grant, and the Performance Goals with respect to each Performance Criterion (including a threshold level of performance below which no amount will become payable with respect to such Award). Each Performance-Based Award will specify the amount payable, or the formula for determining the amount payable, upon achievement of the various applicable performance targets. The Performance Criteria established by the Administrator may be (but need not be) different for each Performance Cycle and different Performance Goals may be applicable to Performance-Based Awards to different Covered Employees.
c.
Payment of Performance-Based Awards. Following the completion of a Performance Cycle, the Administrator shall meet to review and certify in writing whether, and to what extent, the Performance Goals for the Performance Cycle have been achieved and, if so, to also calculate and certify in writing the amount of the Performance-Based Awards earned for the Performance Cycle. The Administrator shall then determine the actual size of each Covered Employee’s Performance-Based Award, and, in doing so, may reduce or eliminate the amount of the Performance-Based Award for a Covered Employee if, in its sole judgment, such reduction or elimination is appropriate.
d.
Maximum Award Payable. The maximum Performance-Based Award payable to any one Covered Employee under the Plan for a Performance Cycle is 1,000,000 shares of Stock (subject to adjustment as provided in Section 3(c) hereof) or $2,000,000 in the case of a Performance-Based Award that is a Cash-Based Award.
13.
DIVIDEND EQUIVALENT RIGHTS
a.
Dividend Equivalent Rights. The Administrator may grant Dividend Equivalent Rights under the Plan. A Dividend Equivalent Right is an Award entitling the grantee to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other Award to which it relates) if such shares had been issued to the grantee. A Dividend Equivalent Right may be granted hereunder to any grantee as a

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component of an award of Restricted Stock Units, Restricted Stock Award or Performance Share Award or as a freestanding award. The terms and conditions of Dividend Equivalent Rights shall be specified in the Award Certificate. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment or such other price as may then apply under a dividend reinvestment plan sponsored by the Company, if any. Dividend Equivalent Rights may be settled in cash or shares of Stock or a combination thereof, in a single installment or installments. A Dividend Equivalent Right granted as a component of an award of Restricted Stock Units or Restricted Stock Award with performance vesting or Performance Share Award shall provide that such Dividend Equivalent Right shall be settled only upon settlement or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award.
b.
Termination. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 18 below, in writing after the Award is issued, a grantee’s rights in all Dividend Equivalent Rights shall automatically terminate upon the grantee’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.
14.
Transferability of Awards
a.
Transferability. Except as provided in Section 14(b) below, during a grantee’s lifetime, his or her Awards shall be exercisable only by the grantee, or by the grantee’s legal representative or guardian in the event of the grantee’s incapacity. No Awards shall be sold, assigned, transferred or otherwise encumbered or disposed of by a grantee other than by will or by the laws of descent and distribution or pursuant to a domestic relations order. No Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind, and any purported transfer in violation hereof shall be null and void.
b.
Administrator Action. Notwithstanding Section 14(a), the Administrator, in its discretion, may provide either in the Award Certificate regarding a given Award or by subsequent written approval that the grantee (who is an employee or director) may transfer his or her Non-Qualified Options to his or her immediate family members, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Award. In no event may an Award be transferred by a grantee for value.
c.
Family Member. For purposes of Section 14(b), “family member” shall mean a grantee’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the grantee’s household (other than a tenant of the grantee), a trust in which these persons (or the grantee) have more than 50 percent of the beneficial interest, a foundation in which these persons (or the grantee) control the management of assets, and any other entity in which these persons (or the grantee) own more than 50 percent of the voting interests.

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d.
Designation of Beneficiary. To the extent permitted by the Company, each grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the grantee’s death. Any such designation shall be on a form provided for that purpose by the Administrator and shall not be effective until received by the Administrator. If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee’s estate.
15.
TAX WITHHOLDING
a.
Payment by Grantee. Each grantee shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the grantee for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld by the Company with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee. The Company’s obligation to deliver evidence of book entry (or stock certificates) to any grantee is subject to and conditioned on tax withholding obligations being satisfied by the grantee.
b.
Payment in Stock. Subject to approval by the Administrator, the Company’s minimum required tax withholding obligation may be satisfied, in whole or in part, by the Company withholding from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due. The Administrator may also require Awards to be subject to mandatory share withholding up to the required withholding amount. For purposes of share withholding, the Fair Market Value of withheld shares shall be determined in the same manner as the value of Stock includible in income of the grantee.
16.
Section 409A awards

To the extent that any Award is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A (a “409A Award”), the Award shall be subject to such additional rules and requirements as specified by the Administrator from time to time in order to comply with Section 409A. In this regard, if any amount under a 409A Award is payable upon a “separation from service” (within the meaning of Section 409A) to a grantee who is then considered a “specified employee” (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the grantee’s separation from service, or (ii) the grantee’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A. Further, the settlement of any such Award may not be accelerated except to the extent permitted by Section 409A.

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17.
Termination of employment. TRANSFER, LEAVE OF ABSENCE, ETC.
a.
Termination of Employment. If the grantee’s employer ceases to be a Subsidiary, the grantee shall be deemed to have terminated employment for the purposes of the Plan.

For purposes of the Plan, the following events shall not be deemed a termination of employment:

b.
a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or
c.
an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.

Unless the Administrator provides otherwise or as required by law, vesting of Awards granted hereunder shall be suspended during any unpaid leave of absence of such grantee that exceeds a period of seven (7) days.

18.
AMENDMENTS AND TERMINATION

The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder’s consent. Except as provided in Section 3(c) or 3(d), without prior stockholder approval, in no event may the Administrator exercise its discretion to reduce the exercise price of outstanding Stock Options or Stock Appreciation Rights or effect repricing through cancellation and re-grants or cancellation of Stock Options or Stock Appreciation Rights in exchange for cash. To the extent required under the rules of any securities exchange or market system on which the Stock is listed, to the extent determined by the Administrator to be required by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code, or to ensure that compensation earned under Awards qualifies as performance-based compensation under Section 162(m) of the Code, Plan amendments shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders. Nothing in this Section 18 shall limit the Administrator’s authority to take any action permitted pursuant to Section 3(c) or 3(d).

19.
STATUS OF PLAN

With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Administrator shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

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20.
GENERAL PROVISIONS
a.
No Distribution. The Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.
b.
Delivery of Stock Certificates. Stock certificates to grantees under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company. Uncertificated Stock shall be deemed delivered for all purposes when the Company or a Stock transfer agent of the Company shall have given to the grantee by electronic mail (with proof of receipt) or by United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company, notice of issuance and recorded the issuance in its records (which may include electronic “book entry” records). Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Stock pursuant to the exercise of any Award, unless and until the Administrator has determined, with advice of counsel (to the extent the Administrator deems such advice necessary or advisable), that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed, quoted or traded. All Stock certificates delivered pursuant to the Plan shall be subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal, state or foreign jurisdiction, securities or other laws, rules and quotation system on which the Stock is listed, quoted or traded. The Administrator may place legends on any Stock certificate to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Administrator may require that an individual make such reasonable covenants, agreements, and representations as the Administrator, in its discretion, deems necessary or advisable in order to comply with any such laws, regulations, or requirements. The Administrator shall have the right to require any individual to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Administrator.
c.
Stockholder Rights. Until Stock is deemed delivered in accordance with Section 20(b), no right to vote or receive dividends or any other rights of a stockholder will exist with respect to shares of Stock to be issued in connection with an Award, notwithstanding the exercise of a Stock Option or any other action by the grantee with respect to an Award.
d.
Other Compensation Arrangements; No Employment Rights. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.

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e.
Trading Policy Restrictions. Option exercises and other Awards under the Plan shall be subject to the Company’s insider trading policies and procedures, as in effect from time to time.
f.
Clawback Policy. Awards under the Plan shall be subject to the Company’s clawback policy, as may be adopted and as in effect from time to time.
21.
EFFECTIVE DATE OF PLAN

This Plan shall become effective immediately prior to the Company’s Initial Public Offering, following stockholder approval of the Plan in accordance with applicable state law, the Company’s bylaws and articles of incorporation, and applicable stock exchange rules or pursuant to written consent. No grants of Stock Options and other Awards may be made hereunder after the tenth anniversary of the Effective Date and no grants of Incentive Stock Options may be made hereunder after the tenth anniversary of the date the Plan is approved by the Board.

22.
GOVERNING LAW

This Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with, the laws of the State of Delaware, applied without regard to conflict of law principles.

DATE APPROVED BY BOARD OF DIRECTORS: September 25, 2014

DATE APPROVED BY STOCKHOLDERS: September 25, 2014

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AMENDMENT NO. 1

TO THE

HUBSPOT, INC.

2014 STOCK OPTION AND INCENTIVE PLAN

WHEREAS, HubSpot, Inc. (the “Company”) maintains the HubSpot, Inc. 2014 Stock Option and Incentive Plan (the “Plan”), which was previously adopted by the Board of Directors of the Company (the “Board”) and approved by the stockholders of the Company;

WHEREAS, the Board desires to amend the Plan to eliminate the “evergreen” feature on a prospective basis; and

WHEREAS, Section 18 of the Plan provides that the Board may amend the Plan at any time, subject to certain conditions set forth therein.

NOW, THEREFORE:

1. Section 3(a) of the Plan is hereby deleted it in its entirety and replaced with the following:

“(b) Stock Issuable. The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 1,973,551 shares (the “Initial Limit”), subject to adjustment as provided in Section 3(c), plus on January 1, 2015 and each January 1 thereafter through January 1, 2022, the number of shares of Stock reserved and available for issuance under the Plan shall be cumulatively increased by 5 percent of the number of shares of Stock issued and outstanding on the immediately preceding December 31 or such lesser number of shares of Stock as determined by the Administrator (the “Annual Increase”). For the avoidance of doubt, no Annual Increases shall occur after January 1, 2022. Subject to such overall limitation, the maximum aggregate number of shares of Stock that may be issued in the form of Incentive Stock Options shall not exceed the Initial Limit cumulatively increased on January 1, 2015 and on each January 1 thereafter through January 1, 2022 by the lesser of the Annual Increase for such year or 1,000,000 shares of Stock, subject in all cases to adjustment as provided in Section 3(c). The shares of Stock underlying any Awards under the Plan and under the Company’s 2007 Equity Incentive Plan that are forfeited, canceled, held back upon exercise of an Option or settlement of an Award to cover the exercise price or tax withholding, reacquired by the Company prior to vesting, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan. In the event the Company repurchases shares of Stock on the open market, such shares shall not be added to the shares of Stock available for issuance under the Plan. Subject to such overall limitations, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award; provided, however, that Stock Options or Stock Appreciation Rights with respect to no more than 1,000,000 shares of Stock may be granted to any one individual grantee during any one calendar year period. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company.”

2. Effective Date of Amendment. This Amendment to the Plan shall become effective upon the date that it is approved by the Board.

3. Other Provisions. Except as set forth above, all other provisions of the Plan shall remain unchanged.

IN WITNESS WHEREOF, this Amendment No. 1 to the Plan has been adopted by the Board of Directors of the Company this 26th day of January 2022.

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GLOBAL INCENTIVE STOCK OPTION AGREEMENT
UNDER THE HUBSPOT, INC.
2014 STOCK OPTION AND INCENTIVE PLAN

Name of Optionee: <Participant Name>

No. of Option Shares: <Number of Awards Granted>

Option Exercise Price per Share: $ <Grant Date FMV>

[FMV on Grant Date (110% of FMV if a 10% owner)]

Grant Date: <Grant Date>

Vesting Commencement Date: <Vest from Hire Date>, <Vesting Schedule (Dates & Quantities)>

Expiration Date: <Expiration Date>

[up to 10 years (5 if a 10% owner)]

Pursuant to the HubSpot, Inc. 2014 Stock Option and Incentive Plan as amended through the date hereof (the “Plan”), and this Global Incentive Stock Option Award Agreement, including any additional terms and conditions for the Optionee’s country set forth in the appendix attached hereto (the “Appendix” and together with the Global Incentive Stock Option Agreement, the “Agreement”), HubSpot, Inc. (the “Company”) hereby grants to the Optionee named above an option (the “Stock Option”) to purchase on or prior to the Expiration Date specified above all or part of the number of shares of Common Stock, par value $0.001 per share (the “Stock”), of the Company specified above at the Option Exercise Price per Share specified above subject to the terms and conditions set forth herein and in the Plan.

1. Vesting Schedule. No portion of this Stock Option may be exercised until such portion shall have become vested and exercisable. Except as set forth below, and subject to the discretion of the Administrator (as defined in Section 2 of the Plan) to accelerate the vesting schedule hereunder, the Option Shares shall vest and become exercisable [in [ ] installments]1 following the Vesting Commencement Date; provided that the Optionee remains an employee of the Company or a Subsidiary on such date. For the avoidance of doubt, employment during only a period prior to a vesting date (but where employment has terminated prior to the vesting date) does not entitle the Optionee to vest in a pro-rata portion of the Stock Option on such date or entitle the Optionee to compensation for lost vesting. Notwithstanding the foregoing, in the event that the Optionee’s employment with the Company and any Subsidiary terminates due to the Optionee’s death, then the Option Shares shall be deemed fully vested and exercisable upon the date of the Optionee’s death. Once vested and exercisable, this Stock Option shall continue to be exercisable at any time or times prior to the close of business on the Expiration Date, subject to the provisions hereof and of the Plan. This Agreement is subject to the terms and conditions of any policies of the Company regarding vesting during leaves of absence.

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Notwithstanding the foregoing, in the event of a Sale Event (as defined in the Plan) in which this Stock Option is continued or assumed by a successor to the Company, this Stock Option shall be deemed vested and exercisable upon the date on which the Optionee’s employment relationship with the Company and any Subsidiary or successor entity, as the case may be, terminates if such termination occurs (i) within 12 months after such Sale Event or 90 days prior to such Sale Event, and (ii) such termination is by the Company or any Subsidiary or successor entity without Cause or by the Optionee for Good Reason.

The following definitions shall apply:

“Cause” shall mean (i) the Optionee’s dishonest statements or acts with respect to the Company or any affiliate of the Company, or any current or prospective customers, suppliers vendors or other third parties with which such entity does business; (ii) the Optionee’s commission of (A) a felony (or crime of similar magnitude under non-U.S. laws, as determined by the Administrator) or (B) any misdemeanor involving moral turpitude, deceit, dishonesty or fraud; (iii) the Optionee’s failure to perform his or her assigned duties and responsibilities to the reasonable satisfaction of the Company or a Subsidiary which failure continues, in the reasonable judgment of the Company or a Subsidiary, after written notice given to the Optionee by the Company or a Subsidiary; (iv) the Optionee’s gross negligence, willful misconduct or insubordination with respect to the Company or any Subsidiary (including, but not limited to, any violation of the Company’s or any Subsidiary's code of conduct, insider trading, willful accounting improprieties or failure to cooperate with investigations); or (v) the Optionee’s material violation of any provision of any agreement(s) between the Optionee and the Company or any Subsidiary relating to noncompetition, nonsolicitation, nondisclosure and/or assignment of inventions.

“Good Reason” shall mean (i) a material diminution in the Optionee’s base salary except for across-the-board salary reductions similarly affecting all or substantially all similarly situated employees of the Company or a Subsidiary or (ii) a change of more than 50 miles in the geographic location at which the Optionee provides services to the Company or a Subsidiary, so long as the Optionee provides notice to the Company or the Subsidiary within at least 90 days following the initial occurrence of any such event and the Company or the Subsidiary fails to cure such event within 30 days of such notice.

2. Manner of Exercise.

(a)
The Optionee may exercise this Stock Option only in the following manner: from time to time on or prior to the Expiration Date of this Stock Option, the Optionee may give written notice to the Administrator of his or her election to purchase some or all of the Option Shares purchasable at the time of such notice. This notice shall specify the number of Option Shares to be purchased.

Payment of the purchase price for the Option Shares may be made by one or more of the following methods: (i) in cash, by certified or bank check or other instrument acceptable to the Administrator; (ii) if permitted by the Administrator, through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the Optionee on the open market or that are beneficially owned by the Optionee and are not then subject to any restrictions under any Company plan and that otherwise satisfy any holding periods as may be required by the

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Administrator; (iii) by the Optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the option purchase price, provided that in the event the Optionee chooses to pay the option purchase price as so provided, the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure; (iv) if permitted by the Administrator, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; or (v) a combination of (i), (ii), (iii) and (iv) above. Payment instruments will be received subject to collection.

The transfer to the Optionee on the records of the Company or of the transfer agent of the Option Shares will be contingent upon (i) the Company’s receipt from the Optionee of the full purchase price for the Option Shares, as set forth above, (ii) the fulfillment of any other requirements contained herein or in the Plan or in any other agreement or provision of laws, and (iii) the receipt by the Company of any agreement, statement or other evidence that the Company may require to satisfy itself that the issuance of Stock to be purchased pursuant to the exercise of Stock Options under the Plan and any subsequent resale of the shares of Stock will be in compliance with applicable laws and regulations. In the event the Optionee chooses (and the Administrator permits to) pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the Optionee upon the exercise of the Stock Option shall be net of the Shares attested to.

(b)
The shares of Stock purchased upon exercise of this Stock Option shall be transferred to the Optionee on the records of the Company or of the transfer agent upon compliance to the satisfaction of the Administrator with all requirements under applicable laws or regulations in connection with such transfer and with the requirements hereof and of the Plan. The determination of the Administrator as to such compliance shall be final and binding on the Optionee. The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Stock subject to this Stock Option unless and until this Stock Option shall have been exercised pursuant to the terms hereof, the Company or the transfer agent shall have transferred the shares to the Optionee, and the Optionee’s name shall have been entered as the stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such shares of Stock.
(c)
The minimum number of shares with respect to which this Stock Option may be exercised at any one time shall be 100 shares, unless the number of shares with respect to which this Stock Option is being exercised is the total number of shares subject to exercise under this Stock Option at the time.
(d)
Notwithstanding any other provision hereof or of the Plan, no portion of this Stock Option shall be exercisable after the Expiration Date hereof.

3. Termination of Employment. If the Optionee’s employment by the Company or a Subsidiary is terminated, the period within which to exercise the Stock Option may be subject to earlier termination as set forth below.

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(a)
Termination Due to Death. If the Optionee’s employment terminates by reason of the Optionee’s death, any portion of this Stock Option outstanding on such date, to the extent exercisable on the date of death, may thereafter be exercised by the Optionee’s legal representative or legatee for a period of 12 months from the date of death or until the Expiration Date, if earlier.
(b)
Termination Due to Disability. If the Optionee’s employment terminates by reason of the Optionee’s disability (as determined by the Administrator), any portion of this Stock Option outstanding on such date, to the extent vested and exercisable on the date of such disability, may thereafter be exercised by the Optionee for a period of 12 months from the date of disability or until the Expiration Date, if earlier. Any portion of this Stock Option that is not vested and exercisable on the date of disability shall terminate immediately and be of no further force or effect.
(c)
Termination for Cause. If the Optionee’s employment terminates for Cause, any portion of this Stock Option outstanding on such date shall terminate immediately and be of no further force and effect. For purposes hereof, “Cause” shall mean a determination by the Administrator that the Optionee shall be dismissed as a result of (i) any material breach by the Optionee of any agreement between the Optionee and the Company or a Subsidiary; (ii) the conviction of, indictment for or plea of nolo contendere by the Optionee to a felony (or crime of similar magnitude under non-U.S. laws, as determined by the Administrator) or a crime involving moral turpitude; or (iii) any material misconduct or willful and deliberate non-performance (other than by reason of disability) by the Optionee of the Optionee’s duties to the Company or a Subsidiary.
(d)
Other Termination. If the Optionee’s employment terminates for any reason other than the Optionee’s death, the Optionee’s disability, or Cause, and unless otherwise determined by the Administrator, any portion of this Stock Option outstanding on such date may be exercised, to the extent vested and exercisable on the date of termination (after giving effect to any accelerated vesting in Section 1 above), for a period of three months from the date of termination or until the Expiration Date, if earlier. Any portion of this Stock Option that is not vested and exercisable on the date of termination shall terminate immediately and be of no further force or effect.

The Administrator’s determination of the reason for termination and the date of termination of the Optionee’s employment shall be conclusive and binding on the Optionee and his or her representatives or legatees.

4. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Stock Option shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

5. Transferability. This Agreement is personal to the Optionee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution. This Stock Option is exercisable, during the Optionee’s lifetime, only by the Optionee, and thereafter, only by the Optionee’s legal representative or legatee.

6. Status of the Stock Option. This Stock Option is intended to qualify as an “incentive stock option” under Section 422 of the Internal Revenue Code of 1986, as amended (the

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“Code”), but the Company does not represent or warrant that this Stock Option qualifies as such. The Optionee should consult with his or her own tax advisors regarding the tax effects of this Stock Option and the requirements necessary to obtain favorable income tax treatment under Section 422 of the Code, including, but not limited to, holding period requirements. To the extent any portion of this Stock Option does not so qualify as an “incentive stock option,” such portion shall be deemed to be a non-qualified stock option. If the Optionee intends to dispose or does dispose (whether by sale, gift, transfer or otherwise) of any Option Shares within the one-year period beginning on the date after the transfer of such shares to him or her, or within the two-year period beginning on the day after the grant of this Stock Option, he or she will so notify the Company within 30 days after such disposition.

7. Responsibility for Taxes.

(a)
The Optionee acknowledges that, regardless of any action taken by the Company or, if different, the Subsidiary employing the Optionee (the “Employer”), the ultimate liability for all income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax‑related items related to the Optionee’s participation in the Plan and legally applicable to the Optionee or deemed by the Company or the Employer in its discretion to be an appropriate charge to the Optionee even if legally applicable to the Company or the Employer (“Tax-Related Items”) is and remains the Optionee’s responsibility and may exceed the amount, if any, actually withheld by the Company or the Employer. The Optionee further acknowledges that the Company and/or the Employer (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of this Stock Option, including, but not limited to, the grant, vesting or exercise of this Stock Option, the subsequent sale of shares of Stock acquired pursuant to such exercise and the receipt of any dividends; and (ii) do not commit to and are under no obligation to structure the terms of the grant or any aspect of this Stock Option to reduce or eliminate the Optionee’s liability for Tax-Related Items or achieve any particular tax result. Further, if the Optionee is subject to Tax-Related Items in more than one jurisdiction, the Optionee acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.
(b)
In connection with any relevant taxable or tax withholding event, as applicable, the Optionee agrees to make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related Items. In this regard, the Optionee authorizes the Company and/or the Employer, or their respective agents, at their discretion, to satisfy any applicable withholding obligations with regard to all Tax-Related Items by one or a combination of the following: (i) withholding from the Optionee’s wages or other cash compensation payable to the Optionee by the Company and/or the Employer; (ii) allowing or requiring the Optionee to make a cash payment to cover the Tax-Related Items; (iii) withholding from proceeds of the sale of shares of Stock acquired upon exercise of this Stock Option either through a voluntary sale or through a mandatory sale arranged by the Company (on the Optionee’s behalf pursuant to this authorization without further consent); (iv) withholding from the shares of Stock to be issued to the Optionee upon exercise of this Stock Option; or (v) any other method of withholding determined by the Company and permitted by applicable law; provided, however, that that if the Optionee is a Section 16 officer of the Company under the Exchange Act, in which case, the obligation for Tax-Related Items may be satisfied only by one or a combination of methods (i), (ii) and (iii) above.

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(c)
The Company and/or the Employer may withhold or account for Tax-Related Items by considering statutory or other withholding rates, including maximum rates applicable in the Optionee’s jurisdiction. In the event of over-withholding the Optionee may receive a refund of any over-withheld amount in cash through the Employer's normal payroll processes (with no entitlement to the equivalent in Stock) or, if not refunded, the Optionee may seek a refund from the local tax authorities. In the event of under-withholding, the Optionee may be required to pay additional Tax-Related Items directly to the applicable tax authority or to the Company and/or the Employer. If the obligation for Tax-Related Items is satisfied by withholding in shares of Stock, for tax purposes, the Optionee is deemed to have been issued the full number of shares of Stock subject to the exercised Stock Option, notwithstanding that a number of the shares of Stock is held back solely for the purpose of paying the Tax-Related Items.
(d)
The Optionee agrees to pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold or account for as a result of the Optionee’s participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to issue or deliver the shares of Stock, or the proceeds of the sale of shares of Stock, if the Optionee fails to comply with his or her obligations in connection with the Tax-Related Items.

8. No Obligation to Continue Employment. The grant of this Stock Option shall not be interpreted as forming or amending an employment contract with the Company or any Subsidiary (including the Employer), and shall not be construed as giving the Optionee the right to be retained in the employ of the Employer. Neither the Plan nor this Agreement shall interfere in any way with the right of the Employer to terminate the employment of the Optionee at any time.

9. Integration. This Agreement constitutes the entire agreement between the parties with respect to this Stock Option and supersedes all prior agreements and discussions between the parties concerning such subject matter.

10. Nature of Grant. By accepting this Stock Option, the Optionee acknowledges, understands and agrees that:

(a)
the Plan is established voluntarily by the Company, it is discretionary in nature, and may be modified, amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan;
(b)
the grant of this Stock Option is exceptional, voluntary and occasional and does not create any contractual or other right to receive future grants of stock options, or benefits in lieu of stock options, even if stock options have been granted in the past;
(c)
all decisions with respect to future stock option or other grants, if any, will be at the sole discretion of the Company;
(d)
the Optionee is voluntarily participating in the Plan;
(e)
this Stock Option and the Option Shares subject to this Stock Option, and the income from and value of same, are not intended to replace any pension rights or compensation;

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(f)
unless otherwise agreed with the Company, this Stock Option and the Option Shares subject to this Stock Option, and the income from and value of same, are not granted as consideration for, or in connection with, the service the Optionee may provide as a director of a Subsidiary or Affiliate;
(g)
this Stock Option and the Option Shares subject to this Stock Option, and the income from and value of same, are not part of normal or expected compensation for purposes of, including, without limitation, calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, holiday-pay, long-service awards, pension or retirement or welfare benefits or similar payments;
(h)
the future value of the Option Shares subject to this Stock Option is unknown, indeterminable, and cannot be predicted with certainty;
(i)
if the Option Shares subject to this Stock Option do not increase in value, this Stock Option will have no value;
(j)
if the Optionee exercises this Stock Option and acquires shares of Stock, the value of such shares may increase or decrease in value, even below the Option Exercise Price;
(k)
no claim or entitlement to compensation or damages shall arise from forfeiture of this Stock Option resulting from the termination of the Optionee’s employment (for any reason whatsoever, whether or not later found to be invalid or in breach of applicable employment or other laws in the jurisdiction where the Optionee is employed or the terms of the Optionee’s employment agreement, if any);
(l)
unless otherwise provided in the Plan or by the Company in its discretion, this Stock Option and the benefits evidenced by this Agreement do not create any entitlement to have this Stock Option or any such benefits transferred to, or assumed by, another company nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the shares of Stock; and
(m)
if the Optionee resides and/or works in a country outside the United States, the following shall apply:
(i)
this Stock Option and any Option Shares subject to this Stock Option, and the income from and value of same, are not part of normal or expected compensation for any purpose;
(ii)
neither the Company, the Employer nor any other Subsidiary shall be liable for any foreign exchange rate fluctuation between the Optionee’s local currency and the United States Dollar that may affect the value of this Stock Option or of any amounts due to the Optionee pursuant to the exercise of this Stock Option or the subsequent sale of any shares of Stock acquired upon exercise.

11. Appendix. Notwithstanding any provision of this Global Incentive Stock Option Agreement, if the Optionee resides in a country outside the United States or is otherwise subject to the laws of a country other than the United States, this Stock Option shall be subject to the

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additional terms and conditions set forth in the Appendix for the Optionee’s country, if any. Moreover, if the Optionee relocates to one of the countries included in the Appendix during the term of the Stock Option, the terms and conditions for such country shall apply to the Optionee, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Appendix forms part of this Agreement.

12. Language. The Optionee acknowledges that he or she is proficient in the English language or has consulted with an advisor who is sufficiently proficient in English, so as to allow the Optionee to understand the terms and conditions of this Agreement. If the Optionee has received this Agreement, or any other documents related to this Stock Option and/or the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

13. Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Optionee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

14. Waivers. The Optionee acknowledges that a waiver by the Company of breach of any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by the Optionee or any other Optionee.

15. Choice of Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, applied without regard to conflict of law principles.

16. Venue. For purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties evidenced by this Agreement, the parties hereby submit to and consent to the exclusive jurisdiction of the State of Massachusetts and agree that such litigation shall be conducted only in the courts of Middlesex County, Massachusetts, or the federal courts for the Commonwealth of Massachusetts, where this grant is made and/or to be performed, and no other courts.

17. Severability. The provisions of this Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.

18. Imposition of Other Requirements. The Company reserves the right to impose other requirements on this Stock Option and the shares of Stock acquired upon exercise of this Stock Option, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require the Optionee to accept any additional agreements or undertakings that may be necessary to accomplish the foregoing.

19. Electronic Delivery and Acceptance of Documents. The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means. The Optionee hereby consents to receive such documents by electronic delivery and agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.

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20. Compliance with Law. Notwithstanding any other provision of the Plan or this Agreement, unless there is an available exemption from any registration, qualification or other legal requirement applicable to the Stock, the Company shall not be required to permit the exercise of this Stock Option and/or deliver any shares of Stock prior to the completion of any registration or qualification of the shares of Stock under any U.S. or non-U.S. local, state or federal securities or other applicable law or under rulings or regulations of the U.S. Securities and Exchange Commission (“SEC”) or of any other governmental regulatory body, or prior to obtaining any approval or other clearance from any U.S. or non-U.S. local, state or federal governmental agency, which registration, qualification or approval the Company shall, in its absolute discretion, deem necessary or advisable. The Optionee understands that the Company is under no obligation to register or qualify the shares of Stock with the SEC or any state or non-U.S. securities commission or to seek approval or clearance from any governmental authority for the issuance or sale of the shares of Stock subject to this Stock Option. Further, the Optionee agrees that the Company shall have unilateral authority to amend this Agreement without the Optionee’s consent to the extent necessary to comply with securities or other laws applicable to issuance of the shares of Stock subject to this Stock Option.

21. Insider Trading Restrictions / Market Abuse Laws. By accepting this Stock Option, the Optionee acknowledges that he or she is bound by all the terms and conditions of any Company’s insider trading policy as may be in effect from time to time. The Optionee further acknowledges that, depending on the Optionee’s country, the broker's country or the country in which the shares of Stock are listed, the Optionee may be or may become subject to insider trading restrictions and/or market abuse laws which may affect the Optionee’s ability to accept, acquire, sell or otherwise dispose of shares of Stock, rights to shares of Stock (e.g., Stock Options) or rights linked to the value of shares of Stock under the Plan during such times as the Optionee is considered to have “inside information” regarding the Company (as defined by the laws in the applicable jurisdictions). Local insider trading laws and regulations may prohibit the cancellation or amendment of orders the Optionee placed before the Optionee possessed inside information. Furthermore, the Optionee could be prohibited from (i) disclosing the inside information to any third party, which may include fellow employees and (ii) “tipping” third parties or causing them otherwise to buy or sell securities. Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any Company’s insider trading policy as may be in effect from time to time. The Optionee acknowledges that it is the Optionee’s responsibility to comply with any applicable restrictions, and the Optionee should speak to his or her personal advisor on this matter.

22. Foreign Asset/Account, Exchange Control and Tax Reporting. Depending on the Optionee’s country, the Optionee may be subject to foreign asset/account, exchange control, tax reporting or other requirements which may affect the Optionee’s ability acquire or hold Stock Options or shares of Stock under the Plan or cash received from participating in the Plan (including dividends and the proceeds arising from the sale of shares of Stock) in a brokerage/bank account outside the Optionee’s country. The applicable laws of the Optionee’s country may require that he or she report such Stock Options, shares of Stock, accounts, assets or transactions to the applicable authorities in such country and/or repatriate funds received in connection with the Plan to the Optionee’s country within a certain time period or according to certain procedures. The Optionee acknowledges that he or she is responsible for ensuring compliance with any applicable

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requirements and should consult his or her personal legal advisor to ensure compliance with applicable laws.

23. Incorporation of Policy for Recoupment of Incentive Compensation. Notwithstanding anything herein to the contrary, this Stock Option shall be subject to and governed by all the terms and conditions of the Company’s Policy for Recoupment of Incentive Compensation, including the powers of the Company to recoup incentive compensation stated therein.

HUBSPOT, INC.

By:

Title:	Chief Financial Officer

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Optionee (including through an online acceptance process) is acceptable.

Dated: <Acceptance Date> <Electronic Signature>

<Participant Name>

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APPENDIX

GLOBAL INCENTIVE STOCK OPTION AGREEMENT
FOR EMPLOYEES
UNDER THE HUBSPOT, INC.
2014 STOCK OPTION AND INCENTIVE PLAN

Capitalized terms used but not defined in this Appendix shall have the same meanings assigned to them in the Plan and/or the Global Incentive Stock Option Agreement (the "Option Agreement").

Terms and Conditions

This Appendix includes additional terms and conditions that govern the Optionee’s Stock Option if the Optionee works and/or resides in one of the countries listed below. If the Optionee is a citizen or resident of a country other than the one in which the Optionee is currently working and/or residing (or is considered as such for local law purposes), or the Optionee transfers employment and/or residency to a different country after the grant of this Stock Option, the Company will, in its discretion, determine the extent to which the terms and conditions contained herein will apply to the Optionee.

Notifications

This Appendix also includes information regarding certain other issues of which the Optionee should be aware with respect to the Optionee’s participation in the Plan. The information is based on the securities, exchange control and other laws in effect in the respective countries as of March 2023. Such laws are often complex and change frequently. As a result, the Company strongly recommends that the Optionee not rely on the information noted herein as the only source of information relating to the consequences of participation in the Plan because the information may be out-of-date at the time the Optionee exercises the Stock Option or sells any shares of Stock acquired under the Plan.

In addition, the information contained herein is general in nature and may not apply to the Optionee’s particular situation. As a result, the Company is not in a position to assure the Optionee of any particular result. Accordingly, the Optionee is strongly advised to seek appropriate professional advice as to how the relevant laws in the Optionee’s country may apply to the Optionee’s individual situation.

If the Optionee is a citizen or resident of a country other than the one in which the Optionee is currently working and/or residing (or is considered as such for local law purposes), or if the Optionee transfers employment and/or residency to a different country after the Stock Option is granted, the notifications contained in this Appendix may not be applicable to the Optionee in the same manner.

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ALL COUNTRIES OUTSIDE THE U.S., EUROPEAN UNION, EUROPEAN ECONOMIC AREA AND UNITED KINGDOM

Data Privacy Notification and Consent

(a)
By accepting the Stock Option, the Optionee explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Optionee’s personal data as described in the Agreement by and among, as applicable, the Employer, the Company and its other Subsidiaries and Affiliates for the exclusive purpose of implementing, administering and managing the Optionee’s participation in the Plan.
(b)
The Optionee understands that the Company, the Employer and other Subsidiaries and Affiliates hold certain personal information about the Optionee, including, but not limited to, the Optionee's name, home address and telephone number, email address, date of birth, social security number, passport or other identification number (e.g., resident registration number), salary, nationality, job title, any shares of Stock or directorships held in the Company, details of all Stock Options or any other entitlement to shares awarded, canceled, vested, unvested or outstanding in the Optionee's favor (“Data”), for the purpose of implementing, administering and managing the Plan
(c)
The Optionee understands that Data will be transferred to Fidelity Stock Plan Services LLC, or such other stock plan service provider as may be selected by the Company in the future, which assist in the implementation, administration and management of the Plan. The Optionee understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipient's country (e.g. the United States) may have different data privacy laws and protections than the Optionee's country. The Optionee understands that if he or she resides outside the United States, the Optionee may request a list with the names and addresses of any potential recipients of the Data by contacting the Optionee's local human resources representative. The Optionee authorizes the Company, Fidelity Stock Plan Services LLC and other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing the Optionee's participation in the Plan, including any requisite transfer of such Data as may be required to a broker, escrow agent or other third party with whom the shares of Stock received upon exercise of the Stock Option may be deposited. The Optionee understands that Data will be held only as long as is necessary to implement, administer and manage the Optionee's participation in the Plan. The Optionee understands that if the Optionee resides outside the United States, he or she may, at any time, view Data, request information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting the Optionee's local human resources representative. Further, the Optionee understands that he or she is providing the consents herein on a purely voluntary basis. If the Optionee does not consent, or if the Optionee later seeks to revoke his or her consent, the Optionee's employment status with the Employer will not be affected; the only consequence of refusing or withdrawing consent is that the Company would not be able to grant Stock Options or other equity awards to the Optionee or administer or maintain such awards. Therefore, the Optionee understands that refusing or withdrawing the Optionee’s consent may affect his or her ability to participate in the Plan. For

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more information on the consequences of the Optionee’s refusal to consent or withdrawal of consent, the Optionee understands that he or she may contact his or her local human resources representative.
(d)
Upon request of the Company or the Employer, the Optionee agrees to provide a separate executed data privacy consent form (or any other agreements or consents that may be required by the Company and/or the Employer) that the Company and/or the Employer may deem necessary to obtain from the Optionee for the purpose of administering the Optionee's participation in the Plan in compliance with the data privacy laws in the Optionee's country, either now or in the future. The Optionee understands and agrees that he or she will not be able to participate in the Plan if the Optionee fails to provide any such consent or agreement requested by the Company and/or the Employer.

CANADA

Terms and Conditions

Method of Exercise. Notwithstanding any provision of the Plan or the Option Agreement, the Optionee may not pay the Option Exercise Price by using the methods of exercise set forth in Section 2(a)(ii) of the Option Agreement or the corresponding provisions of the Plan.

The following terms and conditions apply to employees resident in Quebec:

Data Privacy. The following provision supplements the Data Privacy Notification and Consent provision above in this Appendix:

The Optionee hereby authorizes the Company and the Company’s representatives to discuss with and obtain all relevant information from all personnel, professional or non-professional, involved in the administration and operation of the Plan. The Optionee further authorizes the Company and any Subsidiary or Affiliate and the Administrator to disclose and discuss the Plan with their advisors and to record all relevant information and keep such information in the Optionee’s employee file.

Notifications

Securities Law Information. The Optionee is permitted to sell shares of Stock acquired under the Plan through the designated broker appointed under the Plan, if any, provided the resale of shares of Stock acquired under the Plan takes place outside Canada through the facilities of a stock exchange on which the shares of Stock are listed. The shares of Stock are currently listed on the New York Stock Exchange under the symbol “HUBS.”

IRELAND

Notifications

Director Notification Information. Directors, shadow directors and secretaries of an Irish Subsidiary or Affiliate must notify such Subsidiary or Affiliate in writing upon (i) receiving or disposing of an interest in the Company (e.g., the Stock Option, shares of Stock, etc.), (ii)

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becoming aware of the event giving rise to the notification requirement, or (iii) becoming a director or secretary if such an interest exists at the time, in each case if the interest represents more than 1% of the Company. This notification requirement also applies with respect to the interests of any spouse or children under the age of 18 of the director, shadow director or secretary (whose interests will be attributed to the director, shadow director or secretary). The Optionee should consult with his or her personal legal advisor as to whether or not this notification requirement applies.

[1] The following language to be used for grants to Section 16 officers: Except as set forth below, and subject to the discretion of the Administrator (as defined in Section 2 of the Plan) to accelerate the vesting schedule hereunder, the Option Shares shall vest and become exercisable in sixteen (16) equal installments of 6.25% starting on the three-month anniversary of the Vesting Commencement Date and every three months thereafter, such that the Stock Options are fully vested and exercisable on the fourth (4th) anniversary of the Vesting Commencement Date, provided that the Optionee remains an employee of the Company or a Subsidiary on each such date.

The following language to be used for grants to new hires: Except as set forth below, and subject to the discretion of the Administrator (as defined in Section 2 of the Plan) to accelerate the vesting schedule hereunder, 16.67% of the Option Shares shall vest and become exercisable on the six-month anniversary of the Vesting Commencement Date; provided that the Optionee remains an employee of the Company or a Subsidiary on such date. Thereafter, the restrictions and conditions of Paragraph 1 of this Agreement shall lapse as to the remaining 83.33% of the Option Shares and such Option Shares shall vest and become exercisable in ten (10) equal installments of 8.33% every three (3) months following the six-month anniversary of the Vesting Commencement Date, such that the Option Shares are fully vested and exercisable on the third (3rd) anniversary of the Vesting Commencement Date, provided that the Optionee remains an employee of the Company or a Subsidiary on such dates.

The following language to be used for all other grants: Except as set forth below, and subject to the discretion of the Administrator (as defined in Section 2 of the Plan) to accelerate the vesting schedule hereunder, the Option Shares shall vest and become exercisable in twelve (12) equal installments of 8.33% starting on the three-month anniversary of the Vesting Commencement Date and every three months thereafter, such that the Stock Options are fully vested and exercisable on the third (3rd) anniversary of the Vesting Commencement Date, provided that the Optionee remains an employee of the Company or a Subsidiary on each such date.

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GLOBAL NON-QUALIFIED STOCK OPTION AGREEMENT
FOR EMPLOYEES
UNDER THE HUBSPOT, INC.
2014 STOCK OPTION AND INCENTIVE PLAN

Name of Optionee: <Participant Name>

No. of Option Shares: <Number of Awards Granted>

Option Exercise Price per Share: $ <Grant Date FMV>

[FMV on Grant Date]

Grant Date: <Grant Date>

Vesting Commencement Date: <Vest from Hire Date>, <Vesting Schedule (Dates & Quantities)>

Expiration Date: <Expiration Date>

Pursuant to the HubSpot, Inc. 2014 Stock Option and Incentive Plan as amended through the date hereof (the “Plan”), and this Global Non-Qualified Stock Option Award Agreement, including any additional terms and conditions for the Optionee’s country set forth in the appendix attached hereto (the “Appendix” and together with the Global Non-Qualified Stock Option Agreement, the “Agreement”), HubSpot, Inc. (the “Company”) hereby grants to the Optionee named above an option (the “Stock Option”) to purchase on or prior to the Expiration Date specified above all or part of the number of shares of Common Stock, par value $0.001 per share (the “Stock”) of the Company specified above at the Option Exercise Price per Share specified above subject to the terms and conditions set forth herein and in the Plan. This Stock Option is not intended to be an “incentive stock option” under Section 422 of the U.S. Internal Revenue Code of 1986, as amended.

1. Vesting Schedule. No portion of this Stock Option may be exercised until such portion shall have become vested and exercisable. Except as set forth below, and subject to the discretion of the Administrator (as defined in Section 2 of the Plan) to accelerate the vesting schedule hereunder, the Option Shares shall vest and become exercisable [in [ ] installments]1 following the Vesting Commencement Date; provided that the Optionee remains an employee of the Company or a Subsidiary on such date. For the avoidance of doubt, employment during only a period prior to a vesting date (but where employment has terminated prior to the vesting date) does not entitle the Optionee to vest in a pro-rata portion of the Stock Option on such date or entitle the Optionee to compensation for lost vesting. Notwithstanding the foregoing, in the event that the Optionee’s employment with the Company and any Subsidiary terminates due to the Optionee’s death, then the Option Shares shall be deemed fully vested and exercisable upon the date of the Optionee’s death. Once vested and exercisable, this Stock Option shall continue to be exercisable at any time or times prior to the close of business on the Expiration Date, subject to the provisions

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hereof and of the Plan. This Agreement is subject to the terms and conditions of any policies of the Company regarding vesting during leaves of absence.

Notwithstanding the foregoing, in the event of a Sale Event (as defined in the Plan) in which this Stock Option is continued or assumed by a successor to the Company, this Stock Option shall be deemed vested and exercisable upon the date on which the Optionee’s employment relationship with the Company and any Subsidiary or successor entity, as the case may be, terminates if such termination occurs (i) within 12 months after such Sale Event or 90 days prior to such Sale Event, and (ii) such termination is by the Company or any Subsidiary or successor entity without Cause or by the Optionee for Good Reason.

The following definitions shall apply:

“Cause” shall mean (i) the Optionee’s dishonest statements or acts with respect to the Company or any affiliate of the Company, or any current or prospective customers, suppliers vendors or other third parties with which such entity does business; (ii) the Optionee’s commission of (A) a felony (or crime of similar magnitude under non-U.S. laws, as determined by the Administrator) or (B) any misdemeanor involving moral turpitude, deceit, dishonesty or fraud; (iii) the Optionee’s failure to perform his or her assigned duties and responsibilities to the reasonable satisfaction of the Company or a Subsidiary which failure continues, in the reasonable judgment of the Company or a Subsidiary, after written notice given to the Optionee by the Company or a Subsidiary; (iv) the Optionee’s gross negligence, willful misconduct or insubordination with respect to the Company or any Subsidiary (including, but not limited to, any violation of the Company’s or any Subsidiary's code of conduct, insider trading, willful accounting improprieties or failure to cooperate with investigations); or (v) the Optionee’s material violation of any provision of any agreement(s) between the Optionee and the Company or any Subsidiary relating to noncompetition, nonsolicitation, nondisclosure and/or assignment of inventions.

“Good Reason” shall mean (i) a material diminution in the Optionee’s base salary except for across-the-board salary reductions similarly affecting all or substantially all similarly situated employees of the Company or a Subsidiary or (ii) a change of more than 50 miles in the geographic location at which the Optionee provides services to the Company or a Subsidiary, so long as the Optionee provides notice to the Company or the Subsidiary within at least 90 days following the initial occurrence of any such event and the Company or the Subsidiary fails to cure such event within 30 days of such notice.

2. Manner of Exercise.

(a)
The Optionee may exercise this Stock Option only in the following manner: from time to time on or prior to the Expiration Date of this Stock Option, the Optionee may give written notice to the Administrator of his or her election to purchase some or all of the Option Shares purchasable at the time of such notice. This notice shall specify the number of Option Shares to be purchased.

Payment of the purchase price for the Option Shares may be made by one or more of the following methods: (i) in cash, by certified or bank check or other instrument acceptable to the Administrator; (ii) if permitted by the Administrator, through the delivery (or attestation to the

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ownership) of shares of Stock that have been purchased by the Optionee on the open market or that are beneficially owned by the Optionee and are not then subject to any restrictions under any Company plan and that otherwise satisfy any holding periods as may be required by the Administrator; (iii) by the Optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the option purchase price, provided that in the event the Optionee chooses to pay the option purchase price as so provided, the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure; (iv) if permitted by the Administrator, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; or (v) a combination of (i), (ii), (iii) and (iv) above. Payment instruments will be received subject to collection.

The transfer to the Optionee on the records of the Company or of the transfer agent of the Option Shares will be contingent upon (i) the Company’s receipt from the Optionee of the full purchase price for the Option Shares, as set forth above, (ii) the fulfillment of any other requirements contained herein or in the Plan or in any other agreement or provision of laws, and (iii) the receipt by the Company of any agreement, statement or other evidence that the Company may require to satisfy itself that the issuance of Stock to be purchased pursuant to the exercise of Stock Options under the Plan and any subsequent resale of the shares of Stock will be in compliance with applicable laws and regulations. In the event the Optionee chooses to (and the Administrator permits to) pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the Optionee upon the exercise of the Stock Option shall be net of the Shares attested to.

(b)
The shares of Stock purchased upon exercise of this Stock Option shall be transferred to the Optionee on the records of the Company or of the transfer agent upon compliance to the satisfaction of the Administrator with all requirements under applicable laws or regulations in connection with such transfer and with the requirements hereof and of the Plan. The determination of the Administrator as to such compliance shall be final and binding on the Optionee. The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Stock subject to this Stock Option unless and until this Stock Option shall have been exercised pursuant to the terms hereof, the Company or the transfer agent shall have transferred the shares to the Optionee, and the Optionee’s name shall have been entered as the stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such shares of Stock.
(c)
The minimum number of shares with respect to which this Stock Option may be exercised at any one time shall be 100 shares, unless the number of shares with respect to which this Stock Option is being exercised is the total number of shares subject to exercise under this Stock Option at the time.
(d)
Notwithstanding any other provision hereof or of the Plan, no portion of this Stock Option shall be exercisable after the Expiration Date hereof.

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3. Termination of Employment. If the Optionee’s employment by the Company or a Subsidiary is terminated, the period within which to exercise the Stock Option may be subject to earlier termination as set forth below.

(a)
Termination Due to Death. If the Optionee’s employment terminates by reason of the Optionee’s death, any portion of this Stock Option outstanding on such date, to the extent exercisable on the date of death, may thereafter be exercised by the Optionee’s legal representative or legatee for a period of 12 months from the date of death or until the Expiration Date, if earlier.
(b)
Termination Due to Disability. If the Optionee’s employment terminates by reason of the Optionee’s disability (as determined by the Administrator), any portion of this Stock Option outstanding on such date, to the extent vested and exercisable on the date of such disability, may thereafter be exercised by the Optionee for a period of 12 months from the date of disability or until the Expiration Date, if earlier. Any portion of this Stock Option that is not vested and exercisable on the date of disability shall terminate immediately and be of no further force or effect.
(c)
Termination for Cause. If the Optionee’s employment terminates for Cause, any portion of this Stock Option outstanding on such date shall terminate immediately and be of no further force and effect. For purposes hereof, “Cause” shall mean a determination by the Administrator that the Optionee shall be dismissed as a result of (i) any material breach by the Optionee of any agreement between the Optionee and the Company or a Subsidiary; (ii) the conviction of, indictment for or plea of nolo contendere by the Optionee to a felony (or crime of similar magnitude under non-U.S. laws, as determined by the Administrator) or a crime involving moral turpitude; or (iii) any material misconduct or willful and deliberate non-performance (other than by reason of disability) by the Optionee of the Optionee’s duties to the Company or a Subsidiary.
(d)
Other Termination. If the Optionee’s employment terminates for any reason other than the Optionee’s death, the Optionee’s disability, or Cause, and unless otherwise determined by the Administrator, any portion of this Stock Option outstanding on such date may be exercised, to the extent vested and exercisable on the date of termination (after giving effect to any accelerated vesting in Section 1 above), for a period of three months from the date of termination or until the Expiration Date, if earlier. Any portion of this Stock Option that is not vested and exercisable on the date of termination shall terminate immediately and be of no further force or effect.

The Administrator’s determination of the reason for termination and the date of termination of the Optionee’s employment shall be conclusive and binding on the Optionee and his or her representatives or legatees.

4. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Stock Option shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

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5. Transferability. This Agreement is personal to the Optionee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution. This Stock Option is exercisable, during the Optionee’s lifetime, only by the Optionee, and thereafter, only by the Optionee’s legal representative or legatee.

6. Responsibility for Taxes.

(a)
The Optionee acknowledges that, regardless of any action taken by the Company or, if different, the Subsidiary employing the Optionee (the “Employer”), the ultimate liability for all income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax‑related items related to the Optionee’s participation in the Plan and legally applicable to the Optionee or deemed by the Company or the Employee in its discretion to be an appropriate charge to the Optionee even if legally applicable to the Company or the Employer (“Tax-Related Items”) is and remains the Optionee’s responsibility and may exceed the amount, if any, actually withheld by the Company or the Employer. The Optionee further acknowledges that the Company and/or the Employer (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of this Stock Option, including, but not limited to, the grant, vesting or exercise of this Stock Option, the subsequent sale of shares of Stock acquired pursuant to such exercise and the receipt of any dividends; and (ii) do not commit to and are under no obligation to structure the terms of the grant or any aspect of this Stock Option to reduce or eliminate the Optionee’s liability for Tax-Related Items or achieve any particular tax result. Further, if the Optionee is subject to Tax-Related Items in more than one jurisdiction, the Optionee acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.
(b)
In connection with any relevant taxable or tax withholding event, as applicable, the Optionee agrees to make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related Items. In this regard, the Optionee authorizes the Company and/or the Employer, or their respective agents, at their discretion, to satisfy any applicable withholding obligations with regard to all Tax-Related Items by one or a combination of the following: (i) withholding from the Optionee’s wages or other cash compensation payable to the Optionee by the Company and/or the Employer; (ii) allowing or requiring the Optionee to make a cash payment to cover the Tax-Related Items; (iii) withholding from proceeds of the sale of shares of Stock acquired upon exercise of this Stock Option either through a voluntary sale or through a mandatory sale arranged by the Company (on the Optionee’s behalf pursuant to this authorization without further consent); (iv) withholding from the shares of Stock to be issued to the Optionee upon exercise of this Stock Option; or (v) any other method of withholding determined by the Company and permitted by applicable law; provided, however, that that if the Optionee is a Section 16 officer of the Company under the Exchange Act, in which case, the obligation for Tax-Related Items may be satisfied only by one or a combination of methods (i), (ii) and (iii) above.
(c)
The Company and/or the Employer may withhold or account for Tax-Related Items by considering statutory or other withholding rates, including maximum rates applicable in the Optionee’s jurisdiction. In the event of over-withholding the Optionee may receive a refund of any over-withheld amount in cash through the Employer's normal payroll processes (with no entitlement to the equivalent in Stock) or, if not refunded, the Optionee may seek a refund from the local tax authorities. In the event of under-withholding, the Optionee may be required to pay

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additional Tax-Related Items directly to the applicable tax authority or to the Company and/or the Employer. If the obligation for Tax-Related Items is satisfied by withholding in shares of Stock, for tax purposes, the Optionee is deemed to have been issued the full number of shares of Stock subject to the exercised Stock Option, notwithstanding that a number of the shares of Stock is held back solely for the purpose of paying the Tax-Related Items.
(d)
The Optionee agrees to pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold or account for as a result of the Optionee’s participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to issue or deliver the shares of Stock, or the proceeds of the sale of shares of Stock, if the Optionee fails to comply with his or her obligations in connection with the Tax-Related Items.

7. No Obligation to Continue Employment. The grant of this Stock Option shall not be interpreted as forming or amending an employment contract with the Company or any Subsidiary (including the Employer), and shall not be construed as giving the Optionee the right to be retained in the employ of the Employer. Neither the Plan nor this Agreement shall interfere in any way with the right of the Employer to terminate the employment of the Optionee at any time.

8. Integration. This Agreement constitutes the entire agreement between the parties with respect to this Stock Option and supersedes all prior agreements and discussions between the parties concerning such subject matter.

9. Nature of Grant. By accepting this Stock Option, the Optionee acknowledges, understands and agrees that:

(a)
the Plan is established voluntarily by the Company, it is discretionary in nature, and may be modified, amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan;
(b)
the grant of this Stock Option is exceptional, voluntary and occasional and does not create any contractual or other right to receive future grants of stock options, or benefits in lieu of stock options, even if stock options have been granted in the past;
(c)
all decisions with respect to future stock option or other grants, if any, will be at the sole discretion of the Company;
(d)
the Optionee is voluntarily participating in the Plan;
(e)
this Stock Option and the Option Shares subject to this Stock Option, and the income from and value of same, are not intended to replace any pension rights or compensation;
(f)
unless otherwise agreed with the Company, this Stock Option and the Option Shares subject to this Stock Option, and the income from and value of same, are not granted as consideration for, or in connection with, the service the Optionee may provide as a director of a Subsidiary or Affiliate;

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(g)
this Stock Option and the Option Shares subject to this Stock Option, and the income from and value of same, are not part of normal or expected compensation for purposes of, including, without limitation, calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, holiday-pay, long-service awards, pension or retirement or welfare benefits or similar payments;
(h)
the future value of the Option Shares subject to this Stock Option is unknown, indeterminable, and cannot be predicted with certainty;
(i)
if the Option Shares subject to this Stock Option do not increase in value, this Stock Option will have no value;
(j)
if the Optionee exercises this Stock Option and acquires shares of Stock, the value of such shares may increase or decrease in value, even below the Option Exercise Price;
(k)
no claim or entitlement to compensation or damages shall arise from forfeiture of this Stock Option resulting from the termination of the Optionee’s employment (for any reason whatsoever, whether or not later found to be invalid or in breach of applicable employment or other laws in the jurisdiction where the Optionee is employed or the terms of the Optionee’s employment agreement, if any);
(l)
unless otherwise provided in the Plan or by the Company in its discretion, this Stock Option and the benefits evidenced by this Agreement do not create any entitlement to have this Stock Option or any such benefits transferred to, or assumed by, another company nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the shares of Stock; and
(m)
if the Optionee resides and/or works in a country outside the United States, the following shall apply:
(i)
this Stock Option and any Option Shares subject to this Stock Option, and the income from and value of same, are not part of normal or expected compensation for any purpose;
(ii)
neither the Company, the Employer nor any other Subsidiary shall be liable for any foreign exchange rate fluctuation between the Optionee’s local currency and the United States Dollar that may affect the value of this Stock Option or of any amounts due to the Optionee pursuant to the exercise of this Stock Option or the subsequent sale of any shares of Stock acquired upon exercise.

10. Appendix. Notwithstanding any provision of this Global Non-Qualified Stock Option Agreement, if the Optionee resides in a country outside the United States or is otherwise subject to the laws of a country other than the United States, this Stock Option shall be subject to the additional terms and conditions set forth in the Appendix for the Optionee’s country, if any. Moreover, if the Optionee relocates to one of the countries included in the Appendix during the term of the Stock Option, the terms and conditions for such country shall apply to the Optionee, to the extent the Company determines that the application of such terms and conditions is

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necessary or advisable for legal or administrative reasons. The Appendix forms part of this Agreement.

11. Language. The Optionee acknowledges that he or she is proficient in the English language or has consulted with an advisor who is sufficiently proficient in English, so as to allow the Optionee to understand the terms and conditions of this Agreement. If the Optionee has received this Agreement, or any other documents related to this Stock Option and/or the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

12. Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Optionee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

13. Waivers. The Optionee acknowledges that a waiver by the Company of breach of any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by the Optionee or any other Optionee.

14. Choice of Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, applied without regard to conflict of law principles.

15. Venue. For purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties evidenced by this Agreement, the parties hereby submit to and consent to the exclusive jurisdiction of the State of Massachusetts and agree that such litigation shall be conducted only in the courts of Middlesex County, Massachusetts, or the federal courts for the Commonwealth of Massachusetts, where this grant is made and/or to be performed, and no other courts.

16. Severability. The provisions of this Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.

17. Imposition of Other Requirements. The Company reserves the right to impose other requirements on this Stock Option and the shares of Stock acquired upon exercise of this Stock Option, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require the Optionee to accept any additional agreements or undertakings that may be necessary to accomplish the foregoing.

18. Electronic Delivery and Acceptance of Documents. The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means. The Optionee hereby consents to receive such documents by electronic delivery and agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.

19. Compliance with Law. Notwithstanding any other provision of the Plan or this Agreement, unless there is an available exemption from any registration, qualification or other

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legal requirement applicable to the Stock, the Company shall not be required to permit the exercise of this Stock Option and/or deliver any shares of Stock prior to the completion of any registration or qualification of the shares of Stock under any U.S. or non-U.S. local, state or federal securities or other applicable law or under rulings or regulations of the U.S. Securities and Exchange Commission (“SEC”) or of any other governmental regulatory body, or prior to obtaining any approval or other clearance from any U.S. or non-U.S. local, state or federal governmental agency, which registration, qualification or approval the Company shall, in its absolute discretion, deem necessary or advisable. The Optionee understands that the Company is under no obligation to register or qualify the shares of Stock with the SEC or any state or non-U.S. securities commission or to seek approval or clearance from any governmental authority for the issuance or sale of the shares of Stock subject to this Stock Option. Further, the Optionee agrees that the Company shall have unilateral authority to amend this Agreement without the Optionee’s consent to the extent necessary to comply with securities or other laws applicable to issuance of the shares of Stock subject to this Stock Option.

20. Insider Trading Restrictions / Market Abuse Laws. By accepting this Stock Option, the Optionee acknowledges that he or she is bound by all the terms and conditions of any Company’s insider trading policy as may be in effect from time to time. The Optionee further acknowledges that, depending on the Optionee’s country, the broker's country or the country in which the shares of Stock are listed, the Optionee may be or may become subject to insider trading restrictions and/or market abuse laws which may affect the Optionee’s ability to accept, acquire, sell or otherwise dispose of shares of Stock, rights to shares of Stock (e.g., Stock Options) or rights linked to the value of shares of Stock under the Plan during such times as the Optionee is considered to have “inside information” regarding the Company (as defined by the laws in the applicable jurisdictions). Local insider trading laws and regulations may prohibit the cancellation or amendment of orders the Optionee placed before the Optionee possessed inside information. Furthermore, the Optionee could be prohibited from (i) disclosing the inside information to any third party, which may include fellow employees and (ii) “tipping” third parties or causing them otherwise to buy or sell securities. Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any Company’s insider trading policy as may be in effect from time to time. The Optionee acknowledges that it is the Optionee’s responsibility to comply with any applicable restrictions, and the Optionee should speak to his or her personal advisor on this matter.

21. Foreign Asset/Account, Exchange Control and Tax Reporting. Depending on the Optionee’s country, the Optionee may be subject to foreign asset/account, exchange control, tax reporting or other requirements which may affect the Optionee’s ability acquire or hold Stock Options or shares of Stock under the Plan or cash received from participating in the Plan (including dividends and the proceeds arising from the sale of shares of Stock) in a brokerage/bank account outside the Optionee’s country. The applicable laws of the Optionee’s country may require that he or she report such Stock Options, shares of Stock, accounts, assets or transactions to the applicable authorities in such country and/or repatriate funds received in connection with the Plan to the Optionee’s country within a certain time period or according to certain procedures. The Optionee acknowledges that he or she is responsible for ensuring compliance with any applicable requirements and should consult his or her personal legal advisor to ensure compliance with applicable laws.

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22. Incorporation of Policy for Recoupment of Incentive Compensation. Notwithstanding anything herein to the contrary, this Stock Option shall be subject to and governed by all the terms and conditions of the Company’s Policy for Recoupment of Incentive Compensation, including the powers of the Company to recoup incentive compensation stated therein.

HUBSPOT, INC.

By:

Title:	Chief Financial Officer

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Optionee (including through an online acceptance process) is acceptable.

Dated: <Acceptance Date> <Electronic Signature>

<Participant Name>

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APPENDIX

GLOBAL NON-QUALIFIED STOCK OPTION AGREEMENT
FOR EMPLOYEES
UNDER THE HUBSPOT, INC.
2014 STOCK OPTION AND INCENTIVE PLAN

Capitalized terms used but not defined in this Appendix shall have the same meanings assigned to them in the Plan and/or the Global Non-Qualified Stock Option Agreement (the "Option Agreement").

Terms and Conditions

This Appendix includes additional terms and conditions that govern the Optionee’s Stock Option if the Optionee works and/or resides in one of the countries listed below. If the Optionee is a citizen or resident of a country other than the one in which the Optionee is currently working and/or residing (or is considered as such for local law purposes), or the Optionee transfers employment and/or residency to a different country after the grant of this Stock Option, the Company will, in its discretion, determine the extent to which the terms and conditions contained herein will apply to the Optionee.

Notifications

This Appendix also includes information regarding certain other issues of which the Optionee should be aware with respect to the Optionee’s participation in the Plan. The information is based on the securities, exchange control and other laws in effect in the respective countries as of March 2023. Such laws are often complex and change frequently. As a result, the Company strongly recommends that the Optionee not rely on the information noted herein as the only source of information relating to the consequences of participation in the Plan because the information may be out-of-date at the time the Optionee exercises the Stock Option or sells any shares of Stock acquired under the Plan.

In addition, the information contained herein is general in nature and may not apply to the Optionee’s particular situation. As a result, the Company is not in a position to assure the Optionee of any particular result. Accordingly, the Optionee is strongly advised to seek appropriate professional advice as to how the relevant laws in the Optionee’s country may apply to the Optionee’s individual situation.

If the Optionee is a citizen or resident of a country other than the one in which the Optionee is currently working and/or residing (or is considered as such for local law purposes), or if the Optionee transfers employment and/or residency to a different country after the Stock Option is granted, the notifications contained in this Appendix may not be applicable to the Optionee in the same manner.

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ALL COUNTRIES OUTSIDE THE U.S., EUROPEAN UNION, EUROPEAN ECONOMIC AREA AND UNITED KINGDOM

Data Privacy Notification and Consent

(a) By accepting the Stock Option, the Optionee explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Optionee’s personal data as described in the Agreement by and among, as applicable, the Employer, the Company and its other Subsidiaries and Affiliates for the exclusive purpose of implementing, administering and managing the Optionee’s participation in the Plan.

(b) The Optionee understands that the Company, the Employer and other Subsidiaries and Affiliates hold certain personal information about the Optionee, including, but not limited to, the Optionee's name, home address and telephone number, email address, date of birth, social security number, passport or other identification number (e.g., resident registration number), salary, nationality, job title, any shares of Stock or directorships held in the Company, details of all Stock Options or any other entitlement to shares awarded, canceled, vested, unvested or outstanding in the Optionee's favor (“Data”), for the purpose of implementing, administering and managing the Plan

(c) The Optionee understands that Data will be transferred to Fidelity Stock Plan Services LLC, or such other stock plan service provider as may be selected by the Company in the future, which assist in the implementation, administration and management of the Plan. The Optionee understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipient's country (e.g. the United States) may have different data privacy laws and protections than the Optionee's country. The Optionee understands that if he or she resides outside the United States, the Optionee may request a list with the names and addresses of any potential recipients of the Data by contacting the Optionee's local human resources representative. The Optionee authorizes the Company, Fidelity Stock Plan Services LLC and other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing the Optionee's participation in the Plan, including any requisite transfer of such Data as may be required to a broker, escrow agent or other third party with whom the shares of Stock received upon exercise of the Stock Option may be deposited. The Optionee understands that Data will be held only as long as is necessary to implement, administer and manage the Optionee's participation in the Plan. The Optionee understands that if the Optionee resides outside the United States, he or she may, at any time, view Data, request information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting the Optionee's local human resources representative. Further, the Optionee understands that he or she is providing the consents herein on a purely voluntary basis. If the Optionee does not consent, or if the Optionee later seeks to revoke his or her consent, the Optionee's employment status with the Employer will not be affected; the only consequence of refusing or withdrawing consent is that the Company would not be able to grant Stock Options or other equity awards to the Optionee or administer or maintain such awards. Therefore, the Optionee understands that refusing or withdrawing the Optionee’s consent may affect his or her ability to participate in the Plan. For

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more information on the consequences of the Optionee’s refusal to consent or withdrawal of consent, the Optionee understands that he or she may contact his or her local human resources representative.

(d) Upon request of the Company or the Employer, the Optionee agrees to provide a separate executed data privacy consent form (or any other agreements or consents that may be required by the Company and/or the Employer) that the Company and/or the Employer may deem necessary to obtain from the Optionee for the purpose of administering the Optionee's participation in the Plan in compliance with the data privacy laws in the Optionee's country, either now or in the future. The Optionee understands and agrees that he or she will not be able to participate in the Plan if the Optionee fails to provide any such consent or agreement requested by the Company and/or the Employer.

CANADA

Terms and Conditions

Method of Exercise. Notwithstanding any provision of the Plan or the Option Agreement, the Optionee may not pay the Option Exercise Price by using the methods of exercise set forth in Section 2(a)(ii) and (iv) of the Option Agreement or the corresponding provisions of the Plan.

The following terms and conditions apply to employees resident in Quebec:

Data Privacy. The following provision supplements the Data Privacy Notification and Consent provision above in this Appendix:

The Optionee hereby authorizes the Company and the Company’s representatives to discuss with and obtain all relevant information from all personnel, professional or non-professional, involved in the administration and operation of the Plan. The Optionee further authorizes the Company and any Subsidiary or Affiliate and the Administrator to disclose and discuss the Plan with their advisors and to record all relevant information and keep such information in the Optionee’s employee file.

Notifications

Securities Law Information. The Optionee is permitted to sell shares of Stock acquired under the Plan through the designated broker appointed under the Plan, if any, provided the resale of shares of Stock acquired under the Plan takes place outside Canada through the facilities of a stock exchange on which the shares of Stock are listed. The shares of Stock are currently listed on the New York Stock Exchange under the symbol “HUBS.”

IRELAND

Notifications

Director Notification Information. Directors, shadow directors and secretaries of an Irish Subsidiary or Affiliate must notify such Subsidiary or Affiliate in writing upon (i) receiving or disposing of an interest in the Company (e.g., the Stock Option, shares of Stock, etc.), (ii)

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becoming aware of the event giving rise to the notification requirement, or (iii) becoming a director or secretary if such an interest exists at the time, in each case if the interest represents more than 1% of the Company. This notification requirement also applies with respect to the interests of any spouse or children under the age of 18 of the director, shadow director or secretary (whose interests will be attributed to the director, shadow director or secretary). The Optionee should consult with his or her personal legal advisor as to whether or not this notification requirement applies.

[1] The following language to be used for grants to Section 16 officers: Except as set forth below, and subject to the discretion of the Administrator (as defined in Section 2 of the Plan) to accelerate the vesting schedule hereunder, the Option Shares shall vest and become exercisable in sixteen (16) equal installments of 6.25% starting on the three-month anniversary of the Vesting Commencement Date and every three months thereafter, such that the Stock Options are fully vested and exercisable on the fourth (4th) anniversary of the Vesting Commencement Date, provided that the Optionee remains an employee of the Company or a Subsidiary on each such date.

The following language to be used for grants to new hires: Except as set forth below, and subject to the discretion of the Administrator (as defined in Section 2 of the Plan) to accelerate the vesting schedule hereunder, 16.67% of the Option Shares shall vest and become exercisable on the six-month anniversary of the Vesting Commencement Date; provided that the Optionee remains an employee of the Company or a Subsidiary on such date. Thereafter, the restrictions and conditions of Paragraph 1 of this Agreement shall lapse as to the remaining 83.33% of the Option Shares and such Option Shares shall vest and become exercisable in ten (10) equal installments of 8.33% every three (3) months following the six-month anniversary of the Vesting Commencement Date, such that the Option Shares are fully vested and exercisable on the third (3rd) anniversary of the Vesting Commencement Date, provided that the Optionee remains an employee of the Company or a Subsidiary on such dates.

The following language to be used for all other grants: Except as set forth below, and subject to the discretion of the Administrator (as defined in Section 2 of the Plan) to accelerate the vesting schedule hereunder, the Option Shares shall vest and become exercisable in twelve (12) equal installments of 8.33% starting on the three-month anniversary of the Vesting Commencement Date and every three months thereafter, such that the Stock Options are fully vested and exercisable on the third (3rd) anniversary of the Vesting Commencement Date, provided that the Optionee remains an employee of the Company or a Subsidiary on each such date.

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GLOBAL RESTRICTED STOCK UNIT AWARD AGREEMENT
FOR EMPLOYEES
UNDER THE HUBSPOT, Inc.
2014 STOCK OPTION AND INCENTIVE PLAN

Name of Grantee: <Participant Name>

No. of Restricted Stock Units: <Number of Awards Granted>

Grant Date: <Grant Date>

Vesting Commencement Date: <Vest from Hire Date>, <Vesting Schedule (Dates & Quantities)>

Pursuant to the HubSpot, Inc. 2014 Stock Option and Incentive Plan, as amended through the date hereof (the “Plan”), and this Global Restricted Stock Unit Award Agreement, including any additional terms and conditions for the Grantee's country set forth in the appendix attached hereto (the "Appendix" and together with the Global Restricted Stock Unit Award Agreement, the “Agreement”), HubSpot, Inc. (the “Company”) hereby grants an award of the number of Restricted Stock Units listed above (an “Award”) to the Grantee named above. Each Restricted Stock Unit shall relate to one share of Common Stock, par value $0.001 per share (the “Stock”) of the Company.

1. Restrictions on Transfer of Award. This Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of by the Grantee, and any shares of Stock issuable with respect to the Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of until (i) the Restricted Stock Units have vested as provided in Paragraph 2 of this Agreement and (ii) shares of Stock have been issued to the Grantee in accordance with the terms of the Plan and this Agreement.

2. Vesting of Restricted Stock Units. The restrictions and conditions of Paragraph 1 of this Agreement shall lapse and such Restricted Stock Units shall vest [in [ ] installments]1 following the Vesting Commencement Date; provided that the Grantee remains an employee of the Company or a Subsidiary on such date. For the avoidance of doubt, employment during only a period prior to a vesting date (but where employment has terminated prior to the vesting date) does not entitle the Grantee to vest in a pro-rata portion of the Restricted Stock Units on such date or entitle the Grantee to compensation for lost vesting. The Administrator may at any time accelerate the vesting schedule specified in this Paragraph 2. This Agreement is subject to the terms and conditions of any policies of the Company regarding vesting during leaves of absence.

In the event that the Grantee’s employment with the Company and any Subsidiary terminates due to the Grantee’s death, then the Restricted Stock Units shall be deemed vested upon the date of the Grantee’s death.

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Notwithstanding the foregoing, in the event of a Sale Event (as defined in the Plan) in which this Award is continued or assumed by a successor to the Company, the Restricted Stock Units shall be deemed vested upon the date on which the Grantee’s employment with the Company and any Subsidiary or successor entity, as the case may be, terminates if such termination occurs (i) within 12 months after such Sale Event or 90 days prior to such Sale Event, and (ii) such termination is by the Company or any Subsidiary or successor entity without Cause or by the Grantee for Good Reason.

The following definitions shall apply:

“Cause” shall mean (i) the Grantee’s dishonest statements or acts with respect to the Company or any Subsidiary, or any current or prospective customers, suppliers vendors or other third parties with which such entity does business; (ii) the Grantee’s commission of (A) a felony (or crime of similar magnitude under non-U.S. laws, as determined by the Administrator) or (B) any misdemeanor involving moral turpitude, deceit, dishonesty or fraud; (iii) the Grantee’s failure to perform his or her assigned duties and responsibilities to the reasonable satisfaction of the Company which failure continues, in the reasonable judgment of the Company, after written notice given to the Grantee by the Company or a Subsidiary; (iv) the Grantee’s gross negligence, willful misconduct or insubordination with respect to the Company or any Subsidiary (including, but not limited to, any violation of the Company’s or any Subsidiary's code of conduct, insider trading, willful accounting improprieties or failure to cooperate with investigations); or (v) the Grantee’s material violation of any provision of any agreement(s) between the Grantee and the Company or any Subsidiary relating to noncompetition, nonsolicitation, nondisclosure and/or assignment of inventions.

“Good Reason” shall mean (i) a material diminution in the Grantee’s base salary except for across-the-board salary reductions similarly affecting all or substantially all similarly situated employees of the Company or any Subsidiary or (ii) a change of more than 50 miles in the geographic location at which the Grantee provides services to the Company or a Subsidiary, so long as the Grantee provides notice to the Company or a Subsidiary within at least 90 days following the initial occurrence of any such event and the Company or a Subsidiary fails to cure such event within 30 days of such notice.

3. Termination of Employment. If the Grantee’s employment with the Company and its Subsidiaries terminates for any reason (including disability) prior to the satisfaction of the vesting and acceleration conditions set forth in Paragraph 2 above, any Restricted Stock Units that have not vested as of such date shall automatically and without notice terminate and be forfeited, and neither the Grantee nor any of his or her successors, heirs, assigns, or personal representatives will thereafter have any further rights or interests in such unvested Restricted Stock Units.

4. Issuance of Shares of Stock. As soon as practicable following each vesting date specified in Paragraph 2 (each such date, a “Vesting Date”) (but in no event later than two and one-half months after the end of the year in which the Vesting Date occurs), the Company shall issue to the Grantee (or in the event of the Grantee’s death, his or her designated beneficiary or his or her estate or legal heirs if the Grantee has not designated a beneficiary) the number of shares of Stock equal to the aggregate number of Restricted Stock Units that have vested

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pursuant to Paragraph 2 of this Agreement on such date, rounded down to the nearest whole share, and the Grantee (or the Grantee’s designated beneficiary or estate, as applicable) shall thereafter have all the rights of a stockholder of the Company with respect to such shares. No fractional shares of Stock shall be issued.

5. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Agreement shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

6. Responsibility for Taxes.

(a)
The Grantee acknowledges that, regardless of any action taken by the Company or, if different, the Subsidiary employing or otherwise retaining the Grantee (the “Employer”), the ultimate liability for all income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax‑related items related to the Grantee’s participation in the Plan and legally applicable to the Grantee or deemed by the Company or the Employee in its discretion to be an appropriate charge to the Grantee even if legally applicable to the Company or the Employer (“Tax-Related Items”) is and remains the Grantee’s responsibility and may exceed the amount, if any, actually withheld by the Company or the Employer. The Grantee further acknowledges that the Company and/or the Employer (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Restricted Stock Units, including, but not limited to, the grant, vesting or settlement of the Restricted Stock Units, the subsequent sale of shares of Stock acquired pursuant to such settlement and the receipt of any dividends; and (ii) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Restricted Stock Units to reduce or eliminate the Grantee’s liability for Tax-Related Items or achieve any particular tax result. Further, if the Grantee is subject to Tax-Related Items in more than one jurisdiction, the Grantee acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.
(b)
In connection with any relevant taxable or tax withholding event, as applicable, the Grantee agrees to make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related Items. In this regard, the Grantee authorizes the Company and/or the Employer, or their respective agents, at their discretion, to satisfy any applicable withholding obligations with regard to all Tax-Related Items by one or a combination of the following: (i) withholding from the Grantee’s wages or other cash compensation paid to the Grantee by the Company and/or the Employer; (ii) withholding from proceeds of the sale of shares of Stock acquired upon settlement of the Restricted Stock Units either through a voluntary sale or through a mandatory sale arranged by the Company (on the Grantee’s behalf pursuant to this authorization without further consent); (iii) withholding from shares of Stock to be issued to the Grantee upon settlement of the Restricted Stock Units; or (iv) any other method of withholding determined by the Company and permitted by applicable law; provided, however, that that if the Grantee is a Section 16 officer of the Company under the Exchange Act, then any Tax-Related Items shall be withheld only by using alternative (iii).

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(c)
The Company and/or the Employer may withhold or account for Tax-Related Items by considering statutory or other withholding rates, including maximum rates applicable in the Grantee’s jurisdiction. In the event of over-withholding, the Grantee may receive a refund of any over-withheld amount in cash through the Employer’s normal payroll processes (with no entitlement to the equivalent in Stock) or, if not refunded, the Grantee may seek a refund from the local tax authorities. In the event of under-withholding, the Grantee may be required to pay additional Tax-Related Items directly to the applicable tax authority or to the Company and/or the Employer. If the obligation for Tax-Related Items is satisfied by withholding in shares of Stock, for tax purposes, the Grantee is deemed to have been issued the full number of shares of Stock subject to the vested Restricted Stock Units, notwithstanding that a number of the shares of Stock is held back solely for the purpose of paying the Tax-Related Items.
(d)
The Grantee agrees to pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold or account for as a result of the Grantee’s participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to issue or deliver the shares of Stock, or the proceeds of the sale of shares of Stock, if the Grantee fails to comply with his or her obligations in connection with the Tax-Related Items.

7. Section 409A of the Code. This Agreement shall be interpreted in such a manner that all provisions relating to the settlement of the Award are exempt from the requirements of Section 409A of the Code as “short-term deferrals” as described in Section 409A of the Code.

8. No Obligation to Continue Employment. The grant of the Restricted Stock Units shall not be interpreted as forming or amending an employment contract with the Company or any Subsidiary (including the Employer), and shall not be construed as giving the Grantee the right to be retained in the employ of, the Employer. Neither the Plan nor this Agreement shall interfere in any way with the right of the Employer to terminate the employment of the Grantee at any time.

9. Integration. This Agreement constitutes the entire agreement between the parties with respect to this Award and supersedes all prior agreements and discussions between the parties concerning such subject matter.

10. Nature of Grant. By accepting the Award, the Grantee acknowledges, understands and agrees that:

(a)
the Plan is established voluntarily by the Company, it is discretionary in nature, and may be amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan;
(b)
the grant of the Restricted Stock Units is exceptional, voluntary and occasional and does not create any contractual or other right to receive future grants of Restricted Stock Units, or benefits in lieu of Restricted Stock Units, even if Restricted Stock Units have been granted in the past;
(c)
all decisions with respect to future Restricted Stock Units or other grants, if any, will be at the sole discretion of the Company;

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(d)
the Grantee is voluntarily participating in the Plan;
(e)
the Restricted Stock Units and any shares of Stock subject to the Restricted Stock Units, and the income from and value of same, are not intended to replace any pension rights or compensation;
(f)
unless otherwise agreed with the Company, the Restricted Stock Units and the shares of Stock subject to the Restricted Stock Units, and the income from and value of same, are not granted as consideration for, or in connection with, the service the Grantee may provide as a director of a Subsidiary or Affiliate;
(g)
the Restricted Stock Units and any shares of Stock subject to the Restricted Stock Units, and the income from and value of same, are not part of normal or expected compensation for purposes of, including, without limitation, calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, holiday pay, pension or retirement or welfare benefits or similar mandatory payments;
(h)
the future value of the shares of Stock underlying the Restricted Stock Units is unknown, indeterminable, and cannot be predicted with certainty;
(i)
no claim or entitlement to compensation or damages shall arise from forfeiture of the Restricted Stock Units resulting from the termination of the Grantee’s employment (for any reason whatsoever, whether or not later found to be invalid or in breach of applicable labor laws in the jurisdiction where the Grantee is employed or the terms of the Grantee’s employment agreement, if any);
(j)
unless otherwise provided in the Plan or by the Company in its discretion, the Restricted Stock Units and the benefits evidenced by this Agreement do not create any entitlement to have the Restricted Stock Units or any such benefits transferred to, or assumed by, another company nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the shares of Stock; and
(k)
if the Grantee resides and/or works in a country outside the United States, the following shall apply:

(i) the Restricted Stock Units and any shares of Stock subject to the Restricted Stock Units, and the income from and value of same, are not part of normal or expected compensation for any purpose;

(ii) neither the Company, the Employer nor any other Subsidiary shall be liable for any foreign exchange rate fluctuation between the Grantee’s local currency and the United States Dollar that may affect the value of the Restricted Stock Units or of any amounts due to the Grantee pursuant to the settlement of the Restricted Stock Units or the subsequent sale of any shares of Stock acquired upon settlement.

11. Appendix. Notwithstanding any provision of this Global Restricted Stock Unit Award Agreement, if the Grantee resides in a country outside the United States or is otherwise subject to the laws of a country other than the United States, the Restricted Stock Units shall be subject to the additional terms and conditions set forth in the Appendix for the Grantee’s country, if any. Moreover, if the Grantee relocates to one of the countries included in the Appendix during the term of the Restricted Stock Units, the terms and conditions for such country shall

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apply to the Grantee, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Appendix forms part of this Agreement.

12. Language. The Grantee acknowledges that he or she is proficient in the English language or has consulted with an advisor who is sufficiently proficient in English, so as to allow the Grantee to understand the terms and conditions of this Agreement. If the Grantee has received this Agreement, or any other documents related to the Restricted Stock Units and/or the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

13. Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Grantee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

14. Waivers. The Grantee acknowledges that a waiver by the Company of breach of any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by the Grantee or any other Grantee.

15. Choice of Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, applied without regard to conflict of law principles.

16. Venue. For purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties evidenced by this Agreement, the parties hereby submit to and consent to the exclusive jurisdiction of the State of Massachusetts and agree that such litigation shall be conducted only in the courts of Middlesex County, Massachusetts, or the federal courts for the Commonwealth of Massachusetts, where this grant is made and/or to be performed, and no other courts.

17. Severability. The provisions of this Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.

18. Imposition of Other Requirements. The Company reserves the right to impose other requirements on the Restricted Stock Units and the shares of Stock acquired upon settlement of the Restricted Stock Units, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require the Grantee to accept any additional agreements or undertakings that may be necessary to accomplish the foregoing.

19. Electronic Delivery and Acceptance of Documents. The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means. The Grantee hereby consents to receive such documents by electronic delivery and agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.

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20. Compliance with Law. Notwithstanding any other provision of the Plan or this Agreement, unless there is an available exemption from any registration, qualification or other legal requirement applicable to the Stock, the Company shall not be required to permit the vesting of the Restricted Stock Units and/or deliver any shares of Stock prior to the completion of any registration or qualification of the shares of Stock under any U.S. or non-U.S. local, state or federal securities or other applicable law or under rulings or regulations of the U.S. Securities and Exchange Commission (“SEC”) or of any other governmental regulatory body, or prior to obtaining any approval or other clearance from any U.S. or non-U.S. local, state or federal governmental agency, which registration, qualification or approval the Company shall, in its absolute discretion, deem necessary or advisable. The Grantee understands that the Company is under no obligation to register or qualify the Stock with the SEC or any state or non-U.S. securities commission or to seek approval or clearance from any governmental authority for the issuance or sale of the shares of Stock subject to the Restricted Stock Units. Further, the Grantee agrees that the Company shall have unilateral authority to amend this Agreement without the Grantee’s consent to the extent necessary to comply with securities or other laws applicable to issuance of the shares of Stock subject to the Restricted Stock Units.

21. Insider Trading Restrictions / Market Abuse Laws. By accepting the Restricted Stock Units, the Grantee acknowledges that he or she is bound by all the terms and conditions of any Company’s insider trading policy as may be in effect from time to time. The Grantee further acknowledges that, depending on the Grantee’s country, the broker's country or the country in which the shares of Stock are listed, the Grantee may be or may become subject to insider trading restrictions and/or market abuse laws which may affect the Grantee’s ability to accept, acquire, sell or otherwise dispose of shares of Stock, rights to shares of Stock (e.g., Restricted Stock Units) or rights linked to the value of shares of Stock under the Plan during such times as the Grantee is considered to have “inside information” regarding the Company (as defined by the laws in the applicable jurisdictions). Local insider trading laws and regulations may prohibit the cancellation or amendment of orders the Grantee placed before the Grantee possessed inside information. Furthermore, the Grantee could be prohibited from (i) disclosing the inside information to any third party, which may include fellow employees and (ii) “tipping” third parties or causing them otherwise to buy or sell securities. Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any Company’s insider trading policy as may be in effect from time to time. The Grantee acknowledges that it is the Grantee’s responsibility to comply with any applicable restrictions, and the Grantee should speak to his or her personal advisor on this matter.

22. Foreign Asset/Account, Exchange Control and Tax Reporting. Depending on the Grantee’s country, the Grantee may be subject to foreign asset/account, exchange control, tax reporting or other requirements which may affect the Grantee’s ability acquire or hold Restricted Stock Units or shares of Stock under the Plan or cash received from participating in the Plan (including dividends and the proceeds arising from the sale of shares of Stock) in a brokerage/bank account outside the Grantee’s country. The applicable laws of the Grantee’s country may require that he or she report such Restricted Stock Units, shares of Stock, accounts, assets or transactions to the applicable authorities in such country and/or repatriate funds received in connection with the Plan to the Grantee’s country within a certain time period or according to certain procedures. The Grantee acknowledges that he or she is responsible for

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ensuring compliance with any applicable requirements and should consult his or her personal legal advisor to ensure compliance with applicable laws.

23. Incorporation of Policy for Recoupment of Incentive Compensation. Notwithstanding anything herein to the contrary, this Award of Restricted Stock Units shall be subject to and governed by all the terms and conditions of the Company’s Policy for Recoupment of Incentive Compensation, including the powers of the Company to recoup incentive compensation stated therein.

HUBSPOT, INC.

By:

Title:	Chief Financial Officer

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Grantee (including through an online acceptance process) is acceptable.

Dated: <Acceptance Date> <Electronic Signature>

<Participant Name>

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APPENDIX

GLOBAL RESTRICTED STOCK UNIT AWARD AGREEMENT
FOR EMPLOYEES
UNDER THE HUBSPOT, INC.
2014 STOCK OPTION AND INCENTIVE PLAN

Capitalized terms used but not defined in this Appendix shall have the same meanings assigned to them in the Plan and/or the Global Restricted Stock Unit Award Agreement.

Terms and Conditions

This Appendix includes additional terms and conditions that govern the Restricted Stock Units if the Grantee works and/or resides in one of the countries listed below. If the Grantee is a citizen or resident of a country other than the one in which the Grantee is currently working and/or residing (or is considered as such for local law purposes), or the Grantee transfers employment and/or residency to a different country after the Restricted Stock Units are granted, the Company will, in its discretion, determine the extent to which the terms and conditions contained herein will apply to the Grantee.

Notifications

This Appendix also includes information regarding certain other issues of which the Grantee should be aware with respect to the Grantee’s participation in the Plan. The information is based on the securities, exchange control and other laws in effect in the respective countries as of March 2023. Such laws are often complex and change frequently. As a result, the Company strongly recommends that the Grantee not rely on the information noted herein as the only source of information relating to the consequences of participation in the Plan because the information may be out-of-date at the time the Grantee vests in the Restricted Stock Units or sells any shares of Stock acquired under the Plan.

In addition, the information contained herein is general in nature and may not apply to the Grantee’s particular situation. As a result, the Company is not in a position to assure the Grantee of any particular result. Accordingly, the Grantee is strongly advised to seek appropriate professional advice as to how the relevant laws in the Grantee’s country may apply to the Grantee’s individual situation.

If the Grantee is a citizen or resident of a country other than the one in which the Grantee is currently working and/or residing (or is considered as such for local law purposes), or if the Grantee transfers employment and/or residency to a different country after the Restricted Stock Units are granted, the notifications contained in this Appendix may not be applicable to the Grantee in the same manner.

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ALL COUNTRIES OUTSIDE THE U.S., EUROPEAN UNION, EUROPEAN ECONOMIC AREA AND UNITED KINGDOM

Data Privacy Notification and Consent

(a) By accepting the Award, the Grantee explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Grantee's personal data as described in the Agreement by and among, as applicable, the Employer, the Company and its other Subsidiaries and Affiliates for the exclusive purpose of implementing, administering and managing the Grantee's participation in the Plan.

(b) The Grantee understands that the Company, the Employer and other Subsidiaries and Affiliates hold certain personal information about the Grantee, including, but not limited to, the Grantee's name, home address and telephone number, email address, date of birth, social security number, passport or other identification number (e.g., resident registration number), salary, nationality, job title, any shares of Stock or directorships held in the Company, details of all Restricted Stock Units or any other entitlement to shares awarded, canceled, vested, unvested or outstanding in the Grantee's favor (“Data”), for the purpose of implementing, administering and managing the Plan

(c) The Grantee understands that Data will be transferred to Fidelity Stock Plan Services LLC, or such other stock plan service provider as may be selected by the Company in the future, which assist in the implementation, administration and management of the Plan. The Grantee understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipient's country (e.g. the United States) may have different data privacy laws and protections than the Grantee's country. The Grantee understands that if he or she resides outside the United States, the Grantee may request a list with the names and addresses of any potential recipients of the Data by contacting the Grantee's local human resources representative. The Grantee authorizes the Company, Fidelity Stock Plan Services LLC and other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing the Grantee's participation in the Plan, including any requisite transfer of such Data as may be required to a broker, escrow agent or other third party with whom the shares of Stock received upon vesting of the Restricted Stock Units may be deposited. The Grantee understands that Data will be held only as long as is necessary to implement, administer and manage the Grantee's participation in the Plan. The Grantee understands that if the Grantee resides outside the United States, he or she may, at any time, view Data, request information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting the Grantee's local human resources representative. Further, the Grantee understands that he or she is providing the consents herein on a purely voluntary basis. If the Grantee does not consent, or if the Grantee later seeks to revoke his or her consent, the Grantee's employment status with the Employer will not be affected; the only consequence of refusing or withdrawing consent is that the Company would not be able to grant Restricted Stock Units or other equity awards to the Grantee or administer or maintain such awards. Therefore, the Grantee understands that refusing or withdrawing the Grantee's consent may affect his or her ability to participate in the Plan. For more information

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on the consequences of the Grantee's refusal to consent or withdrawal of consent, the Grantee understands that he or she may contact his or her local human resources representative.

(d) Upon request of the Company or the Employer, the Grantee agrees to provide a separate executed data privacy consent form (or any other agreements or consents that may be required by the Company and/or the Employer) that the Company and/or the Employer may deem necessary to obtain from the Grantee for the purpose of administering the Grantee's participation in the Plan in compliance with the data privacy laws in the Grantee's country, either now or in the future. The Grantee understands and agrees that he or she will not be able to participate in the Plan if the Grantee fails to provide any such consent or agreement requested by the Company and/or the Employer.

AUSTRALIA

Notifications

Securities Law Information. This offer to participate in the Plan is being made under Division 1A, Part 7.12 of the Corporations Act 2001 (Cth). Please note that if the Grantee offers shares of Stock acquired under the Plan for sale to a person or entity resident in Australia, the Grantee's offer may be subject to disclosure requirements under Australian law. The Grantee should consult with the Grantee's own personal legal advisor regarding the Grantee's disclosure obligations prior to making any such offer.

Tax Notification. Subdivision 83A-C of the Income Tax Assessment Act, 1997 applies to the Restricted Stock Units granted under the Plan, such that the Restricted Stock Units are intended to be subject to deferred taxation.

Exchange Control Information. If the Grantee is an Australian resident, exchange control reporting is required for cash transactions exceeding A$10,000 and international fund transfers. If an Australian bank is assisting with the transaction, the bank will file the report on the Grantee’s behalf. If there is no Australian bank involved with the transfer, the Grantee will be required to file the report.

BELGIUM

There are no country-specific provisions.

CANADA

Terms and Conditions

Award Payable Only in Shares. The Restricted Stock Units shall be paid in shares of Stock only and do not provide the Grantee with any right to receive a cash payment.

The following terms and conditions apply to employees resident in Quebec:

Data Privacy. The following provision supplements the Data Privacy Notification and Consent provision above in this Appendix:

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The Grantee hereby authorizes the Company and the Company’s representatives to discuss with and obtain all relevant information from all personnel, professional or non-professional, involved in the administration and operation of the Plan. The Grantee further authorizes the Company and any Subsidiary or Affiliate and the Administrator to disclose and discuss the Plan with their advisors and to record all relevant information and keep such information in the Grantee’s employee file.

Notifications

Securities Law Information. The Grantee is permitted to sell shares of Stock acquired under the Plan through the designated broker appointed under the Plan, if any, provided the resale of shares of Stock acquired under the Plan takes place outside Canada through the facilities of a stock exchange on which the shares of Stock are listed. The shares of Stock are currently listed on the New York Stock Exchange under the symbol “HUBS.”

COLOMBIA

Terms and Conditions

Nature of Grant. The following provision supplements Paragraph 10 of the Global Restricted Stock Unit Award Agreement:

The Grantee acknowledges that, pursuant to Article 128 of the Colombian Labor Code, the Restricted Stock Units and related benefits do not constitute a component of the Grantee’s “salary” for any legal purpose. Therefore, the Restricted Stock Units and related benefits will not be included and/or considered for purposes of calculating any and all labor benefits, such as legal/fringe benefits, vacations, indemnities, payroll taxes, social insurance contributions and/or any other labor-related amount which may be payable.

Notifications

Securities Law Information. The Grantee understands the grant of Restricted Stock Units is offered only to eligible employees of the Company and its Subsidiaries. The Grantee further understands that the Plan and other grant documents are not of a promotional nature, are not made available as part of a public announcement and are made available only to eligible employees of the Company and its Subsidiaries. The Grantee acknowledges that he or she did not receive any invitation, offer or enticement by the Company or any of its agents or representatives to participate in the Plan or acquire shares of Stock and that the Grantee's acceptance of the Restricted Stock Units is voluntary. Finally, the Grantee acknowledges and accepts that the Company is not providing any tax, legal or other advice regarding the grant of Restricted Stock Units, the subsequent settlement/vesting or sale of shares of Stock under the Plan.

Exchange Control Information. The Grantee is responsible for complying with any and all Colombian foreign exchange restrictions, approvals and reporting requirements in connection with the Restricted Stock Units and any shares of Stock acquired or funds received under the Plan. This may include reporting obligations to the Central Bank (Banco de la República). If applicable, the

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Grantee will be required to register his or her investment with the Central Bank, regardless of the value of his or her investment. The Grantee should consult with his or her personal legal advisor regarding any obligations in connection with this reporting requirement.

FRANCE

Terms and Conditions

Type of Grant. The Restricted Stock Units are not granted as “French-qualified” awards and are not intended to qualify for the special tax and social security treatment applicable to shares granted for no consideration under Sections L. 225-197-1 to L. 225-197-6 and and Sections L. 22-10-59 to L. 22-10-60 of the French Commercial Code, as amended.

Language. By accepting the Restricted Stock Units, the Grantee confirms having read and understood the documents relating to the Restricted Stock Units which were provided to the Grantee in English.

En acceptant l'attribution d’actions gratuites « Restricted Stock Units », le Grantee confirme avoir lu et compris les documents relatifs aux Restricted Stock Units qui ont été communiqués au Grantee en langue anglaise.

GERMANY

Notifications

Exchange Control Information. German residents must electronically report cross-border payments in excess of €12,500 to the German Federal Bank (Bundesbank) on a monthly basis. In case of payments in connection with securities (including any proceeds realized upon the sale of shares of Stock or the receipt of any dividends), the report must be made by the 5th day of the month following the month in which the payment was received. This reporting obligation may also apply if the Grantee is issued shares of Stock under the Plan in excess of €12,500. The form of report (“Allgemeines Meldeportal Statistik”) can be accessed via the Bundesbank’s website (www.bundesbank.de). The Grantee should consult his or her personal advisor to ensure compliance with applicable reporting obligations.

INDIA

Notifications

Exchange Control Information. The Grantee acknowledges that due to Indian exchange control regulations, the proceeds from the sale of shares of Stock acquired at vesting of the Restricted Stock Units and any cash dividends paid on shares of Stock acquired under the Plan must be repatriated to India within a certain period of time, as required under applicable regulations. The Grantee will receive a foreign inward remittance certificate (the “FIRC”) from the bank where the Grantee deposits the foreign currency. The Grantee should maintain the FIRC as evidence of the repatriation of fund in the event the Reserve Bank of India, the Company or the Employer requests proof of repatriation. The Grantee may be required to provide information regarding the shares of

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Stock or funds related to participation in the Plan to the Company or the Employer to facilitate their compliance with filing requirements under exchange control laws in India. The Grantee should consult with a personal advisor in this regard.

IRELAND

Notifications

Director Notification Information. Directors, shadow directors and secretaries of an Irish Subsidiary or Affiliate must notify such Subsidiary or Affiliate in writing upon (i) receiving or disposing of an interest in the Company (e.g., the Restricted Stock Units, shares of Stock, etc.), (ii) becoming aware of the event giving rise to the notification requirement, or (iii) becoming a director or secretary if such an interest exists at the time, in each case if the interest represents more than 1% of the Company. This notification requirement also applies with respect to the interests of any spouse or children under the age of 18 of the director, shadow director or secretary (whose interests will be attributed to the director, shadow director or secretary). The Grantee should consult with his or her personal legal advisor as to whether or not this notification requirement applies.

JAPAN

Notifications

Exchange Control Information. If the Grantee acquires shares of Stock valued at more than ¥100,000,000 in a single transaction, the Grantee must file a Securities Acquisition Report with the Ministry of Finance through the Bank of Japan within 20 days of the acquisition of the shares of Stock.

NETHERLANDS

There are no country-specific provisions.

SINGAPORE

Terms and Conditions

Restrictions on Sale and Transferability. The Grantee hereby agrees that any shares of Stock acquired pursuant to the Restricted Stock Units will not be offered for sale in Singapore, unless such sale or offer is made: (1) more than six (6) months after the Grant Date or (2) pursuant to the exemptions under Part XIII Division (1) Subdivision (4) (other than section 280) of the Securities and Futures Act (Chapter 289, 2006 Ed.) (“SFA”).

Notifications

Securities Law Information. The grant of the Restricted Stock Units is being made pursuant to the “Qualifying Person” exemption under section 273(1)(f) of the SFA and is not made with a view to the shares of Stock being subsequently offered for sale to any other party. The Plan has not been lodged or registered as a prospectus with the Monetary Authority of Singapore.

ACTIVE/72134752.4

Director Notification Obligation. The directors (including alternative directors, substitute directors and shadow directors2) of a Singaporean Subsidiary or Affiliate are subject to certain notification requirements under the Singapore Companies Act. The directors must notify the Singaporean Subsidiary or Affiliate in writing of an interest (e.g., the Award or shares of Stock) in the Company within two (2) business days of (i) its acquisition or disposal, (ii) any change in a previously-disclosed interest (e.g., upon vesting of the Restricted Stock Units or when shares of Stock acquired under the Plan are subsequently sold), or (iii) becoming a director. The Grantee understands that if he or she is the Chief Executive Officer (“CEO”) of a Singapore Subsidiary or Affiliate and the above notification requirements are determined to apply to the CEO of a Singapore Subsidiary or Affiliate, the above notification requirements also may apply to the Grantee.

SPAIN

Terms and Conditions

Nature of Grant. The following provision supplements Paragraph 10 of the Global Restricted Stock Unit Award Agreement:

In accepting the Restricted Stock Unit, Grantee consents to participation in the Plan and acknowledges that Grantee has received a copy of the Plan.

Grantee understands and agrees that, as a condition of the grant of the Restricted Stock Unit, except as provided for in the Global Restricted Stock Unit Award Agreement, the termination of Grantee's employment for any reason (including for the reasons herein) will automatically result in the loss of the Restricted Stock Unit that may have been granted and that have not vested on the date of termination.

In particular, Grantee understands and agrees that any unvested Restricted Stock Unit as of Grantee's termination date, unless otherwise specified in Global Restricted Stock Unit Award Agreement, will be forfeited without entitlement to the underlying shares of Stock or to any amount as indemnification in the event of a termination by reason of, including, but not limited to: resignation, disciplinary dismissal adjudged to be with cause, disciplinary dismissal adjudged or recognized to be without good cause (i.e., subject to a “despido improcedente”), individual or collective layoff on objective grounds, whether adjudged to be with cause or adjudged or recognized to be without cause, material modification of the terms of employment under Article 41 of the Workers’ Statute, relocation under Article 40 of the Workers’ Statute, Article 50 of the Workers’ Statute, unilateral withdrawal by the Employer, and under Article 10.3 of Royal Decree 1382/1985.

ACTIVE/72134752.4

Furthermore, the Grantee understands that the Company has unilaterally, gratuitously and discretionally decided to grant the Restricted Stock Unit under the Plan to individuals who may be employees of the Company or its Affiliates. The decision is a limited decision that is entered into upon the express assumption and condition that any grant will not economically or otherwise bind the Company on an ongoing basis other than to the extent set forth in the Global Restricted Stock Unit Award Agreement. Consequently, Grantee understands that the Restricted Stock Unit is granted on the assumption and condition that the Restricted Stock Unit and the shares of Stock issued upon vesting shall not become a part of any employment or contract (with the Company, including the Employer) and shall not be considered a mandatory benefit, salary for any purposes (including severance compensation) or any other right whatsoever. Furthermore, Grantee understands and freely accepts that there is no guarantee that any benefit whatsoever will arise from the Restricted Stock Unit, which is gratuitous and discretionary, since the future value of the Restricted Stock Unit and the underlying shares of Stock is unknown and unpredictable. In addition, Grantee understands that the grant of the Restricted Stock Unit would not be made to Grantee but for the assumptions and conditions referred to above; thus, Grantee acknowledges and freely accepts that should any or all of the assumptions be mistaken or should any of the conditions not be met for any reason, then any grant to Grantee shall be null and void.

Securities Law Information. No "offer of securities to the public", as defined under Spanish law, has taken place or will take place in the Spanish territory. The Global Restricted Stock Unit Award Agreement (including this Appendix) has not been nor will it be registered with the Comisión Nacional del Mercado de Valores, and does not constitute a public offering prospectus.

Exchange Control Information. If the Grantee holds 10% or more of the share capital of the Company or such other amount that would entitle the Grantee to join the Board, the acquisition, ownership and disposition of stock in a foreign company (including shares of Stock) must be declared for statistical purposes to the Spanish Dirección General de Comercio e Inversiones, the Bureau for Commerce and Investments, which is a department of the Ministry of Economy and Competitiveness. In this case, the declaration must be made in January for shares of Stock acquired or disposed of during the prior year and/or for shares of Stock owned as of December 31 of the prior year; however, if the value of the shares of Stock acquired or sold exceeds €1,502,530, the declaration must be filed within one month of the acquisition or disposition, as applicable.

In addition, Grantee is required to declare electronically to the Bank of Spain any foreign accounts (including brokerage accounts held abroad), any foreign instruments (including any shares of Stock acquired under the Plan) and any transactions with non-Spanish residents (including any payments of shares of Stock made to Grantee by the Company) depending on the value of such accounts and instruments and the amount of the transactions during the relevant year as of December 31 of the relevant year.

Foreign Asset/Accounting Reporting Information. If Grantee holds rights or assets (e.g., shares of Stock or cash held in a bank or brokerage account) outside Spain with a value in excess of €50,000 per type of right or asset (e.g., shares of Stock, cash, etc.) as of December 31 each year, Grantee is required to report certain information regarding such rights and assets on tax form 720. After such rights and/or assets are initially reported, the reporting obligation will apply for subsequent years only if the value of any previously-reported rights or assets increases by more

ACTIVE/72134752.4

than €20,000, or if ownership of the asset is transferred or relinquished during the year. If the value of such rights and/or assets does not exceed €50,000, a summarized form of declaration may be presented. The reporting must be completed by the March 31 each year. Grantee should consult Grantee's personal tax advisor for details regarding this requirement.

SWEDEN

Terms and Conditions

Responsibility for Taxes. The following provision supplements Paragraph 6 of the Global Restricted Stock Unit Award Agreement:

Without limiting the Company’s and the Employer’s authority to satisfy their withholding obligations for Tax-Related Items as set forth in Paragraph 6 of the Global Restricted Stock Unit Award Agreement, by accepting the Restricted Stock Units, the Grantee authorizes the Company and/or the Employer to withhold shares of Stock or to sell shares of Stock otherwise deliverable to the Grantee upon settlement/vesting to satisfy Tax-Related Items, regardless of whether the Company and/or the Employer have an obligation to withhold such Tax-Related Items.

UNITED KINGDOM

Terms and Conditions

Responsibility for Taxes. The following provisions supplement Paragraph 6 of the Global Restricted Stock Unit Award Agreement:

Without limitation to Paragraph 6 of the Global Restricted Stock Unit Award Agreement, the Grantee agrees that the Grantee is liable for all Tax-Related Items and hereby covenants to pay all such Tax-Related Items as and when requested by the Company or the Employer or by HM Revenue and Customs (“HMRC”) (or any other tax authority or any other relevant authority). The Grantee also agrees to indemnify and keep indemnified the Company or the Employer against any Tax-Related Items that they are required to pay or withhold or have paid or will pay to HMRC (or any other tax authority or any other relevant authority) on the Grantee’s behalf.

Notwithstanding the foregoing, if the Grantee is a director or executive officer of the Company (within the meaning of Section 13(k) of the Exchange Act), the terms of the immediately foregoing provision will not apply if the indemnification can be viewed as a loan. In such case, if the amount of any income tax due is not collected from or paid by the Grantee within 90 days of the end of the U.K. tax year in which an event giving rise to the indemnification described above occurs, the amount of any uncollected income taxes may constitute a benefit to the Grantee on which additional income tax and national insurance contributions (“NICs”) may be payable. The Grantee will be responsible for reporting and paying any income tax due on this additional benefit directly to HMRC under the self-assessment regime and for paying to the Company or the Employer, as applicable, any employee NICs due on this additional benefit, which the Company or the Employer may recover from the Grantee by any of the means referred to in Paragraph 6 of the Global Restricted Stock Unit Award Agreement.

ACTIVE/72134752.4

[1] The following language to be used for grants to Section 16 officers: The restrictions and conditions of Paragraph 1 of this Agreement shall lapse in sixteen (16) equal installments of 6.25% starting on the three-month anniversary of the Vesting Commencement Date and every three months thereafter, such that the Restricted Stock Units are fully vested on the fourth (4th) anniversary of the Vesting Commencement Date, provided that the Grantee remains an employee of the Company or a Subsidiary on such dates.

The following language to be used for grants to new hires: The restrictions and conditions of Paragraph 1 of this Agreement shall lapse as to 16.67% of the Restricted Stock Units and such Restricted Stock Units shall vest on the six-month anniversary of the Vesting Commencement Date; provided that the Grantee remains an employee of the Company or a Subsidiary on such date. Thereafter, the restrictions and conditions of Paragraph 1 of this Agreement shall lapse as to the remaining 83.33% of the Restricted Stock Units and such Restricted Stock Units shall vest in ten (10) equal installments of 8.33% every three (3) months following the six-month anniversary of the Vesting Commencement Date, such that the Restricted Stock Units are fully vested on the third (3rd) anniversary of the Vesting Commencement Date, provided that the Grantee remains an employee of the Company or a Subsidiary on such dates.

The following language to be used for all other grants: The restrictions and conditions of Paragraph 1 of this Agreement shall lapse in twelve (12) equal installments of 8.33% starting on the three-month anniversary of the Vesting Commencement Date and every three months thereafter, such that the Restricted Stock Units are fully vested on the third (3rd) anniversary of the Vesting Commencement Date, provided that the Grantee remains an employee of the Company or a Subsidiary on such dates.

[2] A shadow director is an individual who is not on the board of directors of a company but who has sufficient control so that the board of directors acts in accordance with the “directions or instructions” of the individual.

ACTIVE/72134752.4

NON-QUALIFIED STOCK OPTION AGREEMENT
FOR NON-EMPLOYEE DIRECTORS
UNDER THE hubspot, Inc.
2014 STOCK option and INCENTIVE PLAN

Name of Optionee:

No. of Option Shares:

Option Exercise Price per Share:	$

[FMV on Grant Date]

Grant Date:

Vesting Commencement Date:

Expiration Date:

[No more than 10 years]

Pursuant to the HubSpot, Inc. 2014 Stock Option and Incentive Plan as amended through the date hereof (the “Plan”), HubSpot, Inc. (the “Company”) hereby grants to the Optionee named above, who is a Director of the Company but is not an employee of the Company, an option (the “Stock Option”) to purchase on or prior to the Expiration Date specified above all or part of the number of shares of Common Stock, par value $0.001 per share (the “Stock”), of the Company specified above at the Option Exercise Price per Share specified above subject to the terms and conditions set forth herein and in the Plan. This Stock Option is not intended to be an “incentive stock option” under Section 422 of the Internal Revenue Code of 1986, as amended.

1.
Vesting Schedule. No portion of this Stock Option may be exercised until such portion shall have become vested and exercisable. Except as set forth below, and subject to the discretion of the Administrator (as defined in Section 2 of the Plan) to accelerate the vesting schedule hereunder, [ ] of the Option Shares shall vest and become exercisable on [ ]. Once vested and exercisable, this Stock Option shall continue to be exercisable at any time or times prior to the close of business on the Expiration Date, subject to the provisions hereof and of the Plan.

Notwithstanding the foregoing, in the event of a Sale Event (as defined in the Plan), this Stock Option shall be deemed vested and exercisable upon the date on which the Optionee’s service relationship with the Company and any subsidiary or successor entity, as the case may be, ends if the end of such service relationship occurs within 12 months after such Sale Event or 90 days prior to such Sale Event.

ACTIVE/72134752.4

2.
Manner of Exercise.
(a)
The Optionee may exercise this Stock Option only in the following manner: from time to time on or prior to the Expiration Date of this Stock Option, the Optionee may give written notice to the Administrator of his or her election to purchase some or all of the Option Shares purchasable at the time of such notice. This notice shall specify the number of Option Shares to be purchased.

Payment of the purchase price for the Option Shares may be made by one or more of the following methods: (i) in cash, by certified or bank check or other instrument acceptable to the Administrator; (ii) through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the Optionee on the open market or that are beneficially owned by the Optionee and are not then subject to any restrictions under any Company plan and that otherwise satisfy any holding periods as may be required by the Administrator; (iii) by the Optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the option purchase price, provided that in the event the Optionee chooses to pay the option purchase price as so provided, the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure; (iv) by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; or (v) a combination of (i), (ii), (iii) and (iv) above. Payment instruments will be received subject to collection.

The transfer to the Optionee on the records of the Company or of the transfer agent of the Option Shares will be contingent upon (i) the Company’s receipt from the Optionee of the full purchase price for the Option Shares, as set forth above, (ii) the fulfillment of any other requirements contained herein or in the Plan or in any other agreement or provision of laws, and (iii) the receipt by the Company of any agreement, statement or other evidence that the Company may require to satisfy itself that the issuance of Stock to be purchased pursuant to the exercise of Stock Options under the Plan and any subsequent resale of the shares of Stock will be in compliance with applicable laws and regulations. In the event the Optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the Optionee upon the exercise of the Stock Option shall be net of the Shares attested to.

(b)
The shares of Stock purchased upon exercise of this Stock Option shall be transferred to the Optionee on the records of the Company or of the transfer agent upon compliance to the satisfaction of the Administrator with all requirements under applicable laws or regulations in connection with such transfer and with the requirements hereof and of the Plan. The determination of the Administrator as to such compliance shall be final and binding on the Optionee. The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Stock subject to this Stock Option unless and until this Stock Option shall have been exercised pursuant to the terms hereof, the Company or the transfer agent shall have transferred the shares to the Optionee, and the Optionee’s name shall have been entered as the stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such shares of Stock.

ACTIVE/72134752.4

(c)
The minimum number of shares with respect to which this Stock Option may be exercised at any one time shall be 100 shares, unless the number of shares with respect to which this Stock Option is being exercised is the total number of shares subject to exercise under this Stock Option at the time.
(d)
Notwithstanding any other provision hereof or of the Plan, no portion of this Stock Option shall be exercisable after the Expiration Date hereof.
3.
Termination as Director. If the Optionee ceases to be a Director of the Company, the period within which to exercise the Stock Option may be subject to earlier termination as set forth below.
(a)
Termination Due to Death. If the Optionee’s service as a Director terminates by reason of the Optionee’s death, any portion of this Stock Option outstanding on such date, to the extent exercisable on the date of death, may thereafter be exercised by the Optionee’s legal representative or legatee for a period of 12 months from the date of death or until the Expiration Date, if earlier. Any portion of this Stock Option that is not exercisable on the date of death shall terminate immediately and be of no further force or effect.
(b)
Other Termination. If the Optionee ceases to be a Director for any reason other than the Optionee’s death, any portion of this Stock Option outstanding on such date may be exercised, to the extent exercisable on the date the Optionee ceased to be a Director, for a period of six months from the date the Optionee ceased to be a Director or until the Expiration Date, if earlier. Any portion of this Stock Option that is not exercisable on the date the Optionee ceases to be a Director shall terminate immediately and be of no further force or effect.

The Administrator’s determination of the reason for termination of the Optionee’s service as a Director shall be conclusive and binding on the Optionee and his or her representatives or legatees.

4.
Incorporation of Plan. Notwithstanding anything herein to the contrary, this Stock Option shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.
5.
Transferability. This Agreement is personal to the Optionee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution. This Stock Option is exercisable, during the Optionee’s lifetime, only by the Optionee, and thereafter, only by the Optionee’s legal representative or legatee.
6.
No Obligation to Continue as a Director. Neither the Plan nor this Stock Option confers upon the Optionee any rights with respect to continuance as a Director.
7.
Integration. This Agreement constitutes the entire agreement between the parties with respect to this Stock Option and supersedes all prior agreements and discussions between the parties concerning such subject matter.

ACTIVE/72134752.4

8.
Data Privacy Consent. In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”). By entering into this Agreement, the Optionee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Optionee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate. The Optionee shall have access to, and the right to change, the Relevant Information. Relevant Information will only be used in accordance with applicable law.
9.
Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Optionee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

HUBSPOT, INC.

By:

Title:

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Grantee (including through an online acceptance process) is acceptable.

Dated:
Optionee’s Signature

Optionee’s name and address:

ACTIVE/72134752.4

RESTRICTED STOCK UNIT AWARD AGREEMENT
FOR NON-EMPLOYEE DIRECTORS
UNDER THE hubspot, Inc.
2014 STOCK option and INCENTIVE PLAN

Name of Grantee:

No. of Restricted Stock Units:

Grant Date:

Vesting Commencement Date:

Pursuant to the HubSpot, Inc. 2014 Stock Option and Incentive Plan as amended through the date hereof (the “Plan”), HubSpot, Inc. (the “Company”) hereby grants an award of the number of Restricted Stock Units listed above (an “Award”) to the Grantee named above. Each Restricted Stock Unit shall relate to one share of Common Stock, par value $0.001 per share (the “Stock”) of the Company.

1.
Restrictions on Transfer of Award. This Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of by the Grantee, and any shares of Stock issuable with respect to the Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of until (i) the Restricted Stock Units have vested as provided in Paragraph 2 of this Agreement and (ii) shares of Stock have been issued to the Grantee in accordance with the terms of the Plan and this Agreement.
2.
Vesting of Restricted Stock Units. Except as set forth below, and subject to the discretion of the Administrator (as defined in Section 2 of the Plan) to accelerate the vesting schedule hereunder, the restrictions and conditions of Paragraph 1 of this Agreement shall lapse and such Restricted Stock Units shall vest on [ ]. The Administrator may at any time accelerate the vesting schedule specified in this Paragraph 2.

Notwithstanding the foregoing, in the event of a Sale Event (as defined in the Plan), the Restricted Stock Units shall be deemed vested and nonforfeitable upon the date on which the Grantee’s service relationship with the Company and any subsidiary or successor entity, as the case may be, ends if the end of such service relationship occurs within 12 months after such Sale Event or 90 days prior to such Sale Event.

3.
Termination of Service. If the Grantee’s service with the Company and its Subsidiaries terminates for any reason (including death or disability) prior to the satisfaction of the vesting conditions set forth in Paragraph 2 above, any Restricted Stock Units that have not vested as of such date shall automatically and without notice terminate and be forfeited, and neither the Grantee nor any of his or her successors, heirs, assigns, or personal representatives will thereafter have any further rights or interests in such unvested Restricted Stock Units.

ACTIVE/72134752.4

4.
Issuance of Shares of Stock. As soon as practicable following each vesting date specified in Paragraph 2 (each such date, a “Vesting Date”) (but in no event later than two and one-half months after the end of the year in which the Vesting Date occurs), the Company shall issue to the Grantee the number of shares of Stock equal to the aggregate number of Restricted Stock Units that have vested pursuant to Paragraph 2 of this Agreement on such date and the Grantee shall thereafter have all the rights of a stockholder of the Company with respect to such shares.
5.
Incorporation of Plan. Notwithstanding anything herein to the contrary, this Agreement shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.
6.
Section 409A of the Code. This Agreement shall be interpreted in such a manner that all provisions relating to the settlement of the Award are exempt from the requirements of Section 409A of the Code as “short-term deferrals” as described in Section 409A of the Code.
7.
No Obligation to Continue as a Director. Neither the Plan nor this Award confers upon the Grantee any rights with respect to continuance as a Director.
8.
Integration. This Agreement constitutes the entire agreement between the parties with respect to this Award and supersedes all prior agreements and discussions between the parties concerning such subject matter.
9.
Data Privacy Consent. In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”). By entering into this Agreement, the Grantee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Grantee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate. The Grantee shall have access to, and the right to change, the Relevant Information. Relevant Information will only be used in accordance with applicable law.

ACTIVE/72134752.4

10.
Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Grantee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

HUBSPOT, INC.
By:
Title:

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Grantee (including through an online acceptance process) is acceptable.

Dated:
Grantee’s Signature

Grantee’s name and address:

ACTIVE/72134752.4

RESTRICTED STOCK AWARD AGREEMENT
UNDER THE HUBSPOT, INC.
2014 STOCK OPTION AND INCENTIVE PLAN

Name of Grantee:

No. of Shares:

Grant Date:

Vesting Commencement Date:

Pursuant to the HubSpot, Inc. 2014 Stock Option and Incentive Plan (the “Plan”) as amended through the date hereof, HubSpot, Inc. (the “Company”) hereby grants a Restricted Stock Award (an “Award”) to the Grantee named above. Upon acceptance of this Award, the Grantee shall receive the number of shares of Common Stock, par value $0.001 per share (the “Stock”) of the Company specified above, subject to the restrictions and conditions set forth herein and in the Plan. The Company acknowledges the receipt from the Grantee of consideration with respect to the par value of the Stock in the form of cash, past or future services rendered to the Company by the Grantee or such other form of consideration as is acceptable to the Administrator.

1.
Award. The shares of Restricted Stock awarded hereunder shall be issued and held by the Company’s transfer agent in book entry form, and the Grantee’s name shall be entered as the stockholder of record on the books of the Company. Thereupon, the Grantee shall have all the rights of a stockholder with respect to such shares, including voting and dividend rights, subject, however, to the restrictions and conditions specified in Paragraph 2 below. The Grantee shall (i) sign and deliver to the Company a copy of this Award Agreement and (ii) deliver to the Company a stock power endorsed in blank.
2.
Restrictions and Conditions.
(a)
Any book entries for the shares of Restricted Stock granted herein shall bear an appropriate legend, as determined by the Administrator in its sole discretion, to the effect that such shares are subject to restrictions as set forth herein and in the Plan.
(b)
Shares of Restricted Stock granted herein may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of by the Grantee prior to vesting.
(c)
If the Grantee’s employment with the Company and its Subsidiaries is voluntarily or involuntarily terminated for any reason (including death) prior to vesting of shares of Restricted Stock granted herein (after giving effect to any accelerated vesting in Section 3 below), all shares of Restricted Stock shall immediately and automatically be forfeited and returned to the Company.

ACTIVE/72134752.4

3.
Vesting of Restricted Stock. The restrictions and conditions in Paragraph 2 of this Agreement shall lapse as to the Shares and such Shares shall vest [in [ ] installments] following the Vesting Commencement Date, provided that the Grantee remains an employee of the Company or a Subsidiary on such dates. Subsequent to such vesting date or dates, the shares of Stock on which all restrictions and conditions have lapsed shall no longer be deemed Restricted Stock. The Administrator may at any time accelerate the vesting schedule specified in this Paragraph 3.

Notwithstanding the foregoing, in the event of a Sale Event (as defined in the Plan) in which this Award is continued or assumed by a successor to the Company, the Restricted Stock shall be deemed vested and exercisable upon the date on which the Grantee’s employment or service relationship with the Company and any subsidiary or successor entity, as the case may be, terminates if such termination occurs (i) within 12 months after such Sale Event or 90 days prior to such Sale Event, and (ii) such termination is by the Company or any subsidiary or successor entity without Cause or by the Grantee for Good Reason.

The following definitions shall apply:

“Cause” shall mean (i) the Grantee’s dishonest statements or acts with respect to the Company or any affiliate of the Company, or any current or prospective customers, suppliers vendors or other third parties with which such entity does business; (ii) the Grantee’s commission of (A) a felony or (B) any misdemeanor involving moral turpitude, deceit, dishonesty or fraud; (iii) the Grantee’s failure to perform his assigned duties and responsibilities to the reasonable satisfaction of the Company which failure continues, in the reasonable judgment of the Company, after written notice given to the Grantee by the Company; (iv) the Grantee’s gross negligence, willful misconduct or insubordination with respect to the Company or any Affiliate of the Company (including, but not limited to, any violation of the Company’s code of conduct, insider trading, willful accounting improprieties or failure to cooperate with investigations); or (v) the Grantee’s material violation of any provision of any agreement(s) between the Grantee and the Company relating to noncompetition, nonsolicitation, nondisclosure and/or assignment of inventions.

“Good Reason” shall mean (i) a material diminution in the Grantee’s base salary except for across-the-board salary reductions similarly affecting all or substantially all similarly situated employees of the Company or (ii) a change of more than 50 miles in the geographic location at which the Grantee provides services to the Company, so long as the Grantee provides notice to the Company within at least 90 days following the initial occurrence of any such event and the Company fails to cure such event within 30 days of such notice.

4.
Dividends. Dividends on shares of Restricted Stock shall be paid currently to the Grantee.
5.
Incorporation of Plan. Notwithstanding anything herein to the contrary, this Award shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

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6.
Transferability. This Agreement is personal to the Grantee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution.
7.
Tax Withholding. The Grantee shall, not later than the date as of which the receipt of this Award becomes a taxable event for Federal income tax purposes, pay to the Company or make arrangements satisfactory to the Administrator for payment of any Federal, state, and local taxes required by law to be withheld on account of such taxable event. Except in the case where an election is made pursuant to Paragraph 8 below, the Company shall have the authority to cause the required minimum tax withholding obligation to be satisfied, in whole or in part, by withholding from shares of Stock to be issued or released by the transfer agent a number of shares of Stock with an aggregate Fair Market Value that would satisfy the minimum withholding amount due.
8.
Election Under Section 83(b). The Grantee and the Company hereby agree that the Grantee may, within 30 days following the Grant Date of this Award, file with the Internal Revenue Service and the Company an election under Section 83(b) of the Internal Revenue Code. In the event the Grantee makes such an election, he or she agrees to provide a copy of the election to the Company. The Grantee acknowledges that he or she is responsible for obtaining the advice of his or her tax advisors with regard to the Section 83(b) election and that he or she is relying solely on such advisors and not on any statements or representations of the Company or any of its agents with regard to such election.
9.
No Obligation to Continue Employment. Neither the Company nor any Subsidiary is obligated by or as a result of the Plan or this Agreement to continue the Grantee in employment and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Subsidiary to terminate the employment of the Grantee at any time.
10.
Integration. This Agreement constitutes the entire agreement between the parties with respect to this Award and supersedes all prior agreements and discussions between the parties concerning such subject matter.
11.
Data Privacy Consent. In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”). By entering into this Agreement, the Grantee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Grantee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate. The Grantee shall have access to, and the right to change, the Relevant Information. Relevant Information will only be used in accordance with applicable law.

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12.
[Incorporation of Policy for Recoupment of Incentive Compensation. Notwithstanding anything herein to the contrary, this Restricted Stock Award shall be subject to and governed by all the terms and conditions of the Company’s Policy for Recoupment of Incentive Compensation, including the powers of the Company to recoup incentive compensation stated therein.]
13.
Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Grantee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

HUBSPOT, INC.

By:

Title:

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Grantee (including through an online acceptance process) is acceptable.

Dated:
Grantee’s Signature

Grantee’s name and address:

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